                                                                   EXHIBIT 10.72


                                                        Loan No.:       300071-8
                                                        Servicing No.:  ________

================================================================================

                   WASHINGTON MORTGAGE FINANCIAL GROUP, LTD.,
                                    as Lender

                  ---------------------------------------------

                                 LOAN AGREEMENT
                         dated as of October 30th, 1997
                                            -----
                  ---------------------------------------------




                        THE GAUNTLET AT CURTIS PARK, INC.
                                   as Borrower

================================================================================


                                TABLE OF CONTENTS

                                                                                                             Page
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
RECITALS......................................................................................................  1

ARTICLE I -  DEFINITIONS......................................................................................  1

  Section 1.1   Definitions...................................................................................  1
  Section 1.2   Other Definitional Provisions................................................................. 13
  Section 1.3   Incorporation by Reference of Commitment...................................................... 14

ARTICLE II -  THE LOAN........................................................................................ 14

  Section 2.1   Loan Terms.................................................................................... 14
  Section 2.2   Interest...................................................................................... 14
  Section 2.3   Term.......................................................................................... 14
  Section 2.4   Payments...................................................................................... 14

ARTICLE III - CONDITIONS PRECEDENT TO LOAN.................................................................... 14

  Section 3.1   Loan Documents................................................................................ 14
  Section 3.2   Brokerage Commissions......................................................................... 15
  Section 3.3   Title Evidence................................................................................ 15
  Section 3.4   Survey........................................................................................ 15
  Section 3.5   Insurance..................................................................................... 15
  Section 3.6   Authority Documents........................................................................... 15
  Section 3.7   Financial Statements and Operating Statements................................................. 16

  Section 3.8   Opinion....................................................................................... 16
  Section 3.9   Compliance with Laws.......................................................................... 16
  Section 3.10  Agreements.................................................................................... 16
  Section 3.11  Taxes......................................................................................... 16
  Section 3.12  Utilities..................................................................................... 16
  Section 3.13  Reserve Accounts.............................................................................. 16
  Section 3.14  Engineer's Report............................................................................. 17
  Section 3.15  Certificate of Occupancy and-Other Permits.................................................... 17

  Section 3.16  Environmental Assessment and O&M Program...................................................... 17

  Section 3.17  Appraisal..................................................................................... 17
  Section 3.18  Equity........................................................................................ 17
  Section 3.19  Management Agreement.......................................................................... 17
  Section 3.20  Special Purpose Entity........................................................................ 17
  Section 3.21  Miscellaneous................................................................................. 17

ARTICLE IV - REPRESENTATIONS AND WARRANTIES................................................................... 18

  Section 4.1   Existence; Compliance with Law................................................................ 18
  Section 4.2   Equity Interests.............................................................................. 18
  Section 4.3   Power; Authorization; Enforceable Obligations................................................. 18
  Section 4.4   No Legal Bar.................................................................................. 19
  Section 4.5   No Material Litigation........................................................................ 19
  Section 4.6   No Default.................................................................................... 19
  Section 4.7   Solvency; Fraudulent Conveyance............................................................... 19
  Section 4.8   Special Purpose Entity........................................................................ 19
  Section 4.9   Taxes......................................................................................... 20
  Section 4.10  No Burdensome Restrictions.................................................................... 20
  Section 4.11  Investment Company Act; Other Regulations..................................................... 20
  Section 4.12  Subsidiaries.................................................................................. 20


  Section 4.13  Title to Premises............................................................................. 20
  Section 4.14  Ownership of Personalty....................................................................... 21
  Section 4.15  Financial Statements.......................................................................... 21
  Section 4.16  No Change..................................................................................... 21
  Section 4.17  Accuracy of Information....................................................................... 21
  Section 4.18  Principal Place of Business................................................................... 21
  Section 4.19  Taxpayer Identification Number................................................................ 22
  Section 4.20  Insurance..................................................................................... 22
  Section 4.21  Mechanic's Liens, etc......................................................................... 22
  Section 4.22  Litigation.................................................................................... 22
  Section 4.23  No Violation.................................................................................. 22
  Section 4.24  ERISA......................................................................................... 22
  Section 4.25  O&M Program................................................................................... 23

ARTICLE V -     COVENANTS AND AGREEMENTS...................................................................... 23

  Section 5.1   Affirmative Covenants of the Borrower......................................................... 23
  Section 5.2   Negative Covenants of the Borrower............................................................ 29
  Section 5.3   Environmental Covenants....................................................................... 30
  Section 5.4   Recourse Covenants............................................................................ 32
  Section 5.5   Insurance..................................................................................... 32

ARTICLE VI  -   RESERVE ACCOUNTS.............................................................................. 34

  Section 6.1   Establishment of Reserve Accounts............................................................. 34
  Section 6.2   Initial Reserve Deposits...................................................................... 34
  Section 6.3   Monthly Reserve Deposits...................................................................... 34
  Section 6.4   Adjustments to Monthly Reserve Deposit to the Replacement Reserve Account..................... 34
  Section 6.5   Permitted Investments, Earnings, Charges and Annual Accounting................................ 35
  Section 6.6   Assignment to the Lender of Reserve Accounts and Rights and Claims............................ 36
  Section 6.7   Application of Reserve Accounts Upon an Event of Default...................................... 36
  Section 6.8   Disbursements from Tax and Insurance Reserve Account.......................................... 37
  Section 6.9   Disbursements from Repair Escrow Account and Replacement Reserve Account...................... 37
  Section 6.10  Indemnification............................................................................... 40

ARTICLE VII -   EVENTS OF DEFAULT; REMEDIES................................................................... 40

  Section 7.1   Events of Default............................................................................. 40
  Section 7.2   Remedies...................................................................................... 41

ARTICLE VIII -  CASUALTY LOSSES; EMINENT DOMAIN............................................................... 42

  Section 8.1   Repairs and Casualty Losses................................................................... 42
  Section 8.2   Eminent Domain................................................................................ 42
  Section 8.3   Application of Insurance Proceeds and Condemnation Awards..................................... 43

ARTICLE IX -    GENERAL PROVISIONS............................................................................ 45

  Section 9.1   Remedies Cumulative; Waivers.................................................................. 45
  Section 9.2   Benefit....................................................................................... 45
  Section 9.3   Assignment and Assumption..................................................................... 45
  Section 9.4   Information................................................................................... 46
  Section 9.5   Nonrecourse Loan; Exceptions.................................................................. 47
  Section 9.6   Amendments.................................................................................... 47
  Section 9.7   Governing Law and Jurisdiction................................................................ 47
  Section 9.8   Savings Clause................................................................................ 47
  Section 9.9   Execution in Counterparts..................................................................... 47
  Section 9.10  Notices....................................................................................... 47
  Section 9.11  Right of Set-Off.............................................................................. 48
  Section 9.12  Written Agreement............................................................................. 48
  Section 9.13  Waiver of Jury Trial.......................................................................... 49

                                 LOAN AGREEMENT

         LOAN AGREEMENT, dated as of October, ____ 1997 (together with all exhibits, schedules., riders and addenda hereto, which are hereby incorporated herein, the "Loan Agreement" or "Agreement"), by and between THE GAUNTLET AT CURTIS PARK, INC., a Virginia corporation (the "Borrower"), with its principal place of business at 18 Fairway Drive, Fredericksburg, Virginia 22406; BRASSIE GOLF CORPORATION, a Delaware corporation (the "Borrower Principals", whether one or more); and WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation, with its principal offices in Vienna, Virginia (together with its successors and assigns, the "Lender").

                                    RECITALS:

         The Borrower has applied to the Lender for a loan in the original principal amount of $3,280.000.00 (the "Loan") to be made by the Lender pursuant to the terms hereof.

         The Loan will be secured by, among other things, a first priority lien on Borrower's leasehold interest in the Land and in the Improvements, Personalty and Rents and Profits.

         The Lender is willing to make the Loan based on the terms and conditions set forth in this Loan Agreement and subject to the execution and delivery of each of the Loan Documents.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Borrower Principals and the Lender hereby agree as follows:

                             ARTICLE I - DEFINITIONS

         SECTION 1.1 DEFINITIONS.

         As used in this Agreement, the other Loan Documents, or any certificate or other document made or delivered pursuant hereto, the capitalized terms used herein shall, unless otherwise defined herein or therein, have the following meanings:

         Additional Repair(s) or Replacement(s). Any repairs, replacements or improvements (other than Immediate Repairs or Replacements) (i) which are advisable to keep the Premises in good order and repair and in good marketable condition, or to prevent deterioration of the Premises, or (ii) for an Immediate Repair or Replacement to the extent such Immediate Repair or Replacement exceeds 125% of the estimated cost of such Immediate Repair or Replacement as set forth in Exhibit B hereto.

         Affiliate(s). As to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person. directly or indirectly. whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

         Appraisal. An appraisal of the Premises prepared at the Borrower's expense by a qualified appraiser designated by and satisfactory to the Lender, in accordance with written instructions from the Lender, dated as of a date acceptable to the Lender and otherwise satisfactory in form and substance to the Lender.

         Approved Insurer. An insurer previously approved by the Lender with an A.M. Best Company, Inc. rating of A- or better, and which is authorized to issue insurance in the State.

         Assignment of Management Agreement. The Assignment and Subordination of Management Agreement, dated as of even date herewith, executed by the Borrower, the Lender and the property manager for the Premises.

         Bankruptcy Event. As to any Person, the occurrence of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction over the Premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency, reorganization, moratorium, sequestration, liquidation, consolidation or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, conservator, trustee, sequestrator (or similar official) of such Person or for any substantial part of its property or order the winding up or liquidation of its affairs; (ii) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect is commenced against a Person and such petition remains unstayed and in effect for a period of sixty (60) consecutive days; (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or similar law or make any general assignment for the benefit of creditors; (iv) such Person shall admit in writing its inability to pay its debts generally as they become due (otherwise than on a purely temporary basis), or (v) such Person shall take any action in furtherance of any of the aforesaid purposes.

         Business Day. Any day other than a Saturday, a Sunday, a legal holiday in Charlotte, North Carolina. or a day on which banking institutions located in Charlotte, North Carolina are authorized by law or other governmental action to close.

         Certification. As to any specified report, Financial Statement, Operating Statement, Rent Roll or other document, a written certification by a Responsible Officer of the Person providing such report, Financial Statement, Operating Statement, Rent Roll or other document that such report, Financial Statement, Operating Statement, Rent Roll or other document, as at the date thereof, (i) contains all of the information and statements required to be set forth therein, (ii) that such information and statements are true and correct in all material respects, (iii) that there is no untrue statement of a material fact required to be stated therein, (iv) that there is no failure to state therein any information or fact that is necessary to make the information or statements contained therein, in light of the circumstances under which they are made, not misleading, and

(v) that there is no fact known to such Responsible Officer that materially adversely affects any of the information or statements set forth therein.

         Closing Date. The date set forth in the first paragraph of this Loan Agreement.

         Commitment. The Lender's commitment letter with respect to the Loan as accepted by the Borrower and the Borrower Principals in accordance with the terms thereof.

         Default Condition. The occurrence or existence of an event or condition which, upon the giving of notice or the passage of time, or both, would constitute an Event of Default.

         Eligible Account. An account that is either (i) maintained with a depository institution whose commercial or finance paper or other similar obligations are rated A-1 or better by Standard & Poor's or P-1 or better by Moody's, (ii) an account or accounts maintained with a depository institution with a minimum long-term unsecured debt rating of BBB- or better by Standard & Poor's or Baa3 or better by Moody's, provided that the deposits in such account or accounts are fully insured by the Federal Deposit Insurance Corporation,
(iii) a segregated trust account maintained with the corporate trust department of an institution with capital and surplus of not less than $50,000,000 and with a minimum long-term unsecured debt rating of BBB- or better by Standard & Poor's or Baa3 or better by Moody's, or (iv) an account otherwise acceptable to the Lender.

         Environmental Assessment. A report (including all drafts thereof) of an environmental assessment of the Premises of such scope (including but not limited to the taking of soil borings and air and groundwater samples and other above and below ground testing) as the Lender may request, by a consulting firm acceptable to the Lender, which shall, among other things, be dated as of a date acceptable to the Lender and conform to (i) the current minimum standards for the American Society of Testing and Materials, and (ii) the Lender's then current requirements.

         Environmental Covenant(s). Each of the covenants, agreements and/or indemnities set forth in Section 5.3 of this Loan Agreement.

         Equity Interests. Any and all shares, interests, participations and other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person not a corporation (including, without limitation, general and limited partnership interests in a limited partnership), and any and all warrants and options to purchase any of the foregoing.

         ERISA.  The Employee Retirement Income Security Act of 1974.

         Event of Default. The occurrence of any event or condition specified in
Section 7.1 of this Loan Agreement.

         Financial Statement. As to any indicated Person, for any specified period, financial statements of such Person, including, at a minimum, a current balance sheet, a current income and expense statement, a statement showing contingent liabilities and any other supporting schedules or documentation that the Lender may from time to time require, and, in the case of the Borrower, a detailed cash flow statement for each property and/or entity in which the Borrower has an interest, prepared in accordance with GAAP (as defined herein). The cash flow statements provided shall include, as applicable, the property and entity name, location, size (including the number of rooms with respect to hotels and the number of licensed beds with respect to healthcare facilities), and the percentage of ownership therein, its leasing and occupancy status, its Operating Income (including the sources of Operating Income), its Operating Expenses, its Net Operating Income, any loan balance currently outstanding, the amount and beneficiary of any cash distributions, the amount invested in and/or received from such property or entity; and detailed cash flow projections for the next twelve (12) month period therefor. Each Financial Statement shall include a Certification thereto.

         Financing Statements. The UCC financing statements filed in order to perfect the Lender's lien on certain personal property and fixtures as more particularly described therein. The Financing Statements shall be on forms approved for filing in the State and local filing offices of the State in which any filings are necessary or, in the Lender's opinion desirable, to be made to perfect the interests of the Lender granted under the Loan Documents, together with the search results for such filing offices, including copies of all reported financing statements.

         GAAP. Generally accepted accounting principles, as from time-to-time in effect in the United States of America, or such alternative accounting standard as may be acceptable to the Lender, consistently applied.

         Governmental Action. The issuance or probable or threatened issuance of any claim, citation, notice of any pending or threatened suit, proceeding, order or governmental inquiry or opinion involving the Premises that alleges the violation of any Requirement of Law or Hazardous Materials Law.

         Governmental Authorities. Any governmental (including health and environmental) agency, office, officer or official whose consent or approval is required as a prerequisite to the commencement of the construction, renovation or expansion of the Improvements or to the operation and occupancy of the Improvements or the Premises or to the performance of any act or obligation or the observance of any agreement, provision or condition of whatsoever nature herein contained.

         Ground Lease. Each ground lease, if any, pursuant to which the Borrower acquires an interest as ground lessee of any portion of the Premises.

         Hazardous Materials. Includes petroleum and petroleum products, flammable explosives, radioactive materials (excluding radioactive materials in smoke detectors), polychlorinated biphenyls, lead, asbestos or asbestos containing materials in any form that is or could become friable, hazardous waste, toxic or hazardous substances or other related materials whether in the form of a chemical, element, compound, solution, mixture or otherwise including, but not limited to, those materials defined as "hazardous substances," "extremely hazardous substances," "hazardous chemicals," "hazardous materials," "toxic substances," "solid waste," "toxic chemicals." "air pollutants," "toxic pollutants," "hazardous wastes," "extremely hazardous waste," or "restricted hazardous waste" by Hazardous Materials Law or regulated by Hazardous Materials Law in any manner whatsoever, and all other "Hazardous Materials", if any, identified in the Program Rider.

         Hazardous Materials Law. All federal, state, and local laws, ordinances and regulations and standards, rules, policies and other governmental requirements and any court judgments applicable to the Borrower or to the Premises relating to industrial hygiene or to environmental or unsafe conditions or to human health including, but not limited to, those relating to the generation, manufacture, storage. handling, transportation, disposal, release, emission or discharge of Hazardous Materials, those in connection with the construction, fuel supply, power generation and transmission, waste disposal or any other operations or processes relating to the Premises, and those relating to the atmosphere, soil, surface and ground water, wetlands, stream sediments and vegetation on, under, in or about the Premises. "Hazardous Materials Law" also shall include, but not be limited to, the following laws, as amended as set forth herein and as subsequently amended: (1) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USCA 9601 et seq.; (2) the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 USCA 6901 et seq.; (3) the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 USCA 1251 et seq.; (4) the Toxic Substances Control Act, 15 USCA 2601 et seq.; (5) the Emergency Planning and Community Right-to-Know Act of 1986, 42 USCA 11001 et seq.; (6) the Clean Air Act, as amended by the Clean Air Act Amendments, 42 USCA 7401 et seq.; (7) the National Environmental Policy Act of 1969, 42 USCA 4321 et seq.; (8) the River and Harbor Act of 1899, 33 USCA 401 et seq.; (9) the Endangered Species Act of 1973, 16 USCA 1531 et seq.; (10) the Occupational Safety and Health Act of 1970, 29 USCA 651 et seq.; (11) the Safe Drinking Water Act, 42 USCA 300 (f) et seq.; and (12) the Hazardous Materials Transportation Act, 49 USCA 1801 et seq., and all regulations from time to time adopted in respect to the foregoing laws.

         Immediate Repair(s). Those repairs, replacements and improvements listed as "Immediate Repairs" on Exhibit B hereto.

         Improvements.  As defined in the Security Instrument.

         Initial Reserve Deposit(s). Any amount required to be deposited into any Reserve Account on or before the Closing Date in accordance with the terms of this Loan Agreement, including without limitation, any initial deposit to any Reserve Account identified on Exhibit B hereto or in the Program Rider.

         Insurance.  All of the following insurance coverages:

                    (i) Property Insurance. Insurance with respect to the Improvements against any peril included within the classification "All Risks of Physical Loss" with extended coverage in amounts at all times sufficient to prevent it from becoming a co-insurer within the terms of the applicable policies, but in any event such insurance shall be maintained in an amount equal to the full insurable value of the Premises and with deductibles acceptable to the Lender. The term "full insurable value" as used herein shall mean the actual replacement cost of the Premises (without taking into account any depreciation, and exclusive of excavations, footings and foundations, landscaping and paving). The policy must include an agreed value clause, which must be updated annually.

                  (ii) Liability Insurance. Comprehensive general liability insurance, including bodily injury, death and property damage liability, dram shop coverage and umbrella liability insurance against any and all claims, including all legal liability to the extent insurable imposed upon the Lender and all court costs and attorneys' fees and expenses, arising out of or connected with the possession, use, leasing, operation, maintenance or condition of the Premises in such amounts as the Lender may require but in no event for a combined single limit of less than a $1,000,000.00 minimum (or a $3,000,000.00 000 minimum if the Premises contains one or more elevators) with a $2,000, .00 minimum (or a $6,000,000-00 minimum if the Premises contains one or more elevators) general aggregate limit. In the event that any payment of proceeds is made under any umbrella liability insurance policy, the Borrower shall immediately purchase additional liability insurance coverage so that at all times there shall be no less than a $1,000,000.00 minimum (or a $3,000,000.00 minimum if the Premises contains one or more elevators) of liability insurance coverage per occurrence with a $2,000,000.00 minimum (or a $6,000,000.00 minimum if the Premises contains one or more elevators) general aggregate limit.

                  (iii) Workers' Compensation Insurance. Statutory workers' compensation insurance (to the extent the risks to be covered thereby are not already covered by other policies of insurance maintained by
         it), with respect to any work on, about or regarding the Premises.

                  (iv) Business Interruption. Business interruption insurance and/or insurance for loss of rental value (as determined by the Lender) in an amount sufficient to avoid any co-insurance penalty and to provide proceeds which will cover a period acceptable to the Lender in its reasonable discretion.

                  (v) Boiler and Machinery Insurance. Broad form boiler and machinery insurance covering all boilers and other pressure vessels, machinery and equipment located in, on or about the Premises and insurance against loss of occupancy or use arising from any such breakdown in an amount equal to 100% of the actual replacement cost of such machinery (without taking into account any depreciation) and containing such deductibles as are acceptable to the Lender.

                  (vi) Flood Insurance. If all or any portion of the Premises is located within a federally designated flood hazard zone, flood insurance as is generally available and in such amounts and with such deductibles as the Lender may reasonably require.

                  (vii) Other Insurance. Such other insurance (including, without limitation, earthquake insurance, sinkhole insurance and malpractice insurance) with respect to the Premises against loss or damage of the kinds from time to time reasonably required by the Lender in connection with loans secured by properties comparable to the Premises.

         Intangible Personalty.  As defined in the Security Instrument.

         Land.  As defined in the Security Instrument.

         Lien. Any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance. lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing).

         Loan Amount.  The original principal amount of the Note.

         Loan Document(s). This Loan Agreement, the Commitment, the Note, the Security Instrument, the Financing Statements, the Assignment of Management Agreement, and all other documents evidencing, securing or relating to the Loan.

         Local Tenant Lease(s). Any lease representing (i) an interest in 20% or less of the aggregate net rental square footage of the Premises or (ii) any lease representing 5,000 sq. ft. or less; provided however, as to one or more tenants that are Affiliates, all leases of such affiliated tenant shall be aggregated and treated as one lease for purposes of determining whether such leases are individually Local Tenant Leases, and if such leases, as aggregated, exceed either limitation set forth above, then each lease shall be deemed not to be a Local Tenant Lease.

         Management Agreement. The written management agreement for the Premises, in form and substance satisfactory to the Lender, by and between the Borrower, as owner, and a management company acceptable to the Lender, as manager.

         Material Adverse Change. As to the specified Person, a material adverse change in the business, operations, property, condition (financial or otherwise) or prospects of such Person and. in addition. as to the Borrower, any material adverse change in (i) the ability of the Borrower to perform its obligations under this Loan Agreement or any of the other Loan Documents or (ii) the validity or enforceability of this Loan Agreement or any of the other Loan Documents or the rights or remedies of the Lender hereunder or thereunder.

         Monthly Reserve Deposits. Any other monthly payment or deposit required in connection with any Reserve Account, including without limitation, any monthly payments or deposits to any Reserve Account identified in Exhibit B hereto or in the Program Rider.

         Net Operating Income. With respect to any specified period, (i) Operating Income, minus (ii) Operating Expenses, each as calculated for such period.

         Note. The promissory note or notes of the Borrower in connection with the Loan in favor of the Lender, as acknowledged and agreed to by the Borrower Principals, together with all prior notes amended, modified, renewed, extended. restated, supplemented, replaced or substituted thereby.

         Note Payment Amount. For any Payment Date, the total amount due and owing under the Note on such Payment Date.

         O&M Program. An operations and maintenance program (in form and substance satisfactory to the Lender) relating to the use, handling and/or abatement of one or more Hazardous Materials and which is accepted in writing by the Borrower.

         Obligations. As to any stated Person, the unpaid principal of and interest on any promissory note or other indebtedness of such Person (including, without limitation, interest accruing after the maturity of any such promissory note or indebtedness and interest accruing thereon after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Person, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of such Person, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, whether on account of principal, interest, reimbursement obligations, fees. indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel) or otherwise.

         Operating Expenses. Any expense paid or to be paid by the Borrower (or any of its agents or by the Lender on account or on behalf of the Borrower) at any time in connection with the operation of the Premises, determined on an accrual basis, in accordance with GAAP, including, without limitation, (i) fees, costs and expenses related to tenant improvements required to be paid or reimbursed under any lease or other agreement, (ii) all payments required to be made pursuant to any management, franchise or other agreement, (iii) undistributed expenses, including without limitation, general and administrative, marketing, utilities, operations and maintenance and other expenses, as appropriate, (iv) legal, accounting, appraisal and other professional fees, costs and disbursements, including annual fees and other amounts (including indemnity payments) payable annually or otherwise, (v) taxes, insurance premiums and impositions of any type, (vi) replacement reserves, (vii) fees, costs and expenses of the Lender (if any) paid by the Borrower, (viii) any amount paid in connection with any interest rate contract or similar hedge, cap, collar, floor or currency swap, and (ix) all items, if any, defined as an Operating Expense in the Program Rider. Notwithstanding the foregoing, Operating Expenses will not include (A) depreciation or amortization, (B) any expenses that in accordance with GAAP should be capitalized (other than current charges for any such expenses included in the preceding sentence), (C) the principal of and interest on the Note and (D) any item of expense that would otherwise be considered within Operating Expenses pursuant to the provisions above but which is actually paid directly by any tenant or other Person as required by such tenant's or Person's lease and/or other agreement.

         Operating Income. All rents (net of concessions), charges, expense recovery, revenues and other income (including interest income) paid or to be paid (other than security deposits from tenants or other Persons under valid leases or other agreements and insurance, eminent domain or similar proceeds and rewards paid directly to the Lender pursuant to the provisions of the Loan Agreement) at any time to the Borrower (or to any of its agents for the account of the Borrower) by any Person in connection with the operation of the Premises, determined on a cash basis. in accordance with GAAP, and all items, if any, defined as Operating Income in the Program Rider.

         Operating Statement. As to the Premises, for any period indicated, a statement of the Borrower. as reflecting, truly and accurately, the items set forth therein as at the date thereof, showing the Operation, Income and Operating Expenses for the indicated period and including a statement as to the amounts and sources of rent or other income collected and any other information required by the Lender. Each Operating Statement shall include a Certification.

         Payment Date. Each date any payment of principal or interest on the Note is due and payable thereunder.

         Permitted Encumbrances. As defined in the Security Instrument, together with any Liens which have been bonded over (i) within thirty (30) days after the date of filing thereof, (ii) with a bonding company satisfactory to the Lender,
(iii) in an amount satisfactory to the Lender, and (iv) otherwise in form and substance satisfactory to the Lender, in each case, in the Lender's reasonable discretion.

         Permitted Investments. Any (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the full faith and credit of the United States of America (including obligations issued or held in book-entry form on the books of the Department of the Treasury of the United States of America); (ii) commercial or finance paper or other similar obligations rated at the time of purchase A- I or better by Standard & Poor's or P- I or better by Moody's-, (iii) interest-bearing demand or time deposits (including certificates of deposit) in any issuing bank or trust company secured at all times, in the manner and to the extent provided by law, by collateral security (described in clause (i) of this definition) of a market value (valued at least quarterly) of no less than the amount of money so invested; (iv) negotiable or non-negotiable certificates of deposit, time deposits or other similar banking arrangements issued by any bank or trust company with combined equity and surplus of no less than $1OO,000,000, having a rating in either of the two highest rating categories by either Moody's or Standard & Poor's or fully insured by the Federal Deposit Insurance Corporation;
(v) Eligible Account; and (vi) account or fund that is invested only in any of the above; provided that such Permitted Investments shall mature on the Business Day after the date of acquisition.

         Person. An individual, a general or limited partnership, a limited liability company, a limited liability partnership, a corporation, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a Governmental Authority or other entity of whatever nature.

         Personalty. The Tangible Personalty and the Intangible Personalty.

         Premises. The collective reference to the Land, the Improvements and the Tangible Personalty.

         Program Rider. The Program Rider attached as Exhibit D to this Loan Agreement.

         Prohibited Activities or Conditions. Causing or permitting, whether directly or indirectly, (1) the presence, use, generation, manufacture, production, processing, installation, release, discharge. storage (including storage in above ground and underground storage tanks for petroleum or petroleum products), treatment, handling, or disposal of any Hazardous Materials (excluding the safe and lawful use and storage of quantities of Hazardous Materials or petroleum products, customarily used in the ordinary operations of the Borrower or customarily used in the ordinary operations of any tenant previously approved by the Lender) on or under the Premises, or in any way affecting the Premises or its value or which may form the basis for any present or future claim. demand or action seeking cleanup of the Premises, (ii) the transportation of any Hazardous Materials to or from the Premises (excluding the safe and lawful use and storage of quantities of Hazardous Materials or petroleum products, customarily used in the ordinary operations of the Borrower or customarily used in the ordinary operations of any tenant previously approved by the Lender), or (iii) any occurrence or condition on the Premises (or exacerbation of the same) that is or may be in violation of Hazardous Materials Law.

         Recourse Covenant(s). Each of those covenants and/or agreements set forth in Section 5.4 of this Loan Agreement.

         Rent Roll. As to the Premises, a rent schedule in a form acceptable to the Lender, certified by a Responsible Officer of the Borrower, showing the legal and trade name of each tenant, and for each tenant, the gross and net square feet occupied, the lease expiration date, the rent payable (both base rent and additional rent), right of first refusal, options, rights to move tenants, security deposits and any other information requested by the Lender and, as to any annual Rent Roll, copies of paid tax receipts for the related fiscal year. Each Rent Roll shall include a Certification.

         Rents and Profits.  As defined in the Security Instrument.

         Repair Escrow Account. An Eligible Account established and maintained pursuant to the terms of this Loan Agreement.

         Replacement Reserve Account. An Eligible Account established and maintained pursuant to the terms of this Loan Agreement.

         Replacements. Those repairs, replacements or improvements listed as "Replacements" on Exhibit B hereto.

         Requirement(s) of Law. As to any Person, the organizational or governing documents of such Person. and any statute, law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority (including, without limitation, all requirements relating to zoning, parking, ingress and egress, building setbacks, or use of the Premises, all Hazardous Materials Laws, the Architectural Barriers Act of 1968, the Rehabilitation Act of 1973, the Americans with Disabilities Act of 1990, erosion control ordinances, storm drainage control laws and doing business and/or licensing laws). in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         Reserve Account(s). The Repair Escrow Account, the Tax and Insurance Reserve Account, the Replacement Reserve Account, and all other reserve and/or escrow accounts established or required pursuant to the provisions of the Loan Documents. including, without limitation, pursuant to the Program Rider.

         Responsible Officer. As to any Person, the general partner (if the general partner is not an individual, then the chief executive officer, the chief financial officer or the president or similar individual of the general partner), the chief executive officer, the chief financial officer or the president or similar individual of such Person.

         Security Instrument. The deed of trust, mortgage, deed to secure debt or other instrument, dated as of even date herewith, executed by the Borrower granting to the Lender a first priority lien or title priority on the Borrower's leasehold estate in the land, the Improvements, the Tangible Personalty, the Intangible Personalty and the Rents and Profits to secure the obligations of the Borrower under the Loan Documents, together with all prior instruments amended. modified, renewed, extended, restated, supplemented, replaced or substituted thereby.

         Significant Ownership Interest.  Any of the following:

                  (i) if the entity is a general partnership or a joint venture, (A) any partnership interest in the general partnership, or
         (B) any interest of a joint venturer in the joint venture;

                  (ii) if the entity is a limited partnership, (A) any limited partnership interest in the entity which, together with all other limited partnership interests in the entity sold, assigned, transferred, pledged, encumbered or otherwise disposed of since the Closing Date exceeds 49% of all of the limited partnership interests in the entity, or (B) any general partnership interest in the entity;

                  (iii) if the entity is a limited liability company or limited liability partnership, any membership interest which, together with all other membership interests in the limited liability company or limited liability partnership sold, assigned, transferred, pledged, encumbered or otherwise disposed of since the Closing Date exceeds 49% of all of the membership interests in the limited liability company or limited liability partnership;

                  (iv) if the entity is a corporation, any voting stock in the corporation which, together with all other voting stock of the corporation sold, assigned, transferred, pledged, encumbered or otherwise disposed of since the Closing Date exceeds 49% of all of the voting stock of the corporation; and/or

                  (v) if the entity is a trust, any beneficial interest in such trust which, together with all other beneficial interests in the trust sold, assigned, transferred, pledged, encumbered or otherwise disposed of since the Closing Date exceeds 49% of all of the beneficial interests in the trust.

         Special Purpose Entity. An entity whose structure and organizational and governing documents are in form and substance acceptable to the Lender and which satisfies all of the following requirements:

                  (i) it conducts its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the entity with which those others are concerned, and particularly uses its best efforts to avoid the appearance of conducting business on behalf of any Affiliate or that its assets are available to pay the creditors of any Affiliate. Without limiting the generality of the foregoing, all oral and written communications, including, without limitation, letters, invoices, purchase orders, contracts. statements and loan applications, are made solely in its name;

                  (ii) it maintains its records and books of account separate from those of its Affiliates;

                  (iii) it obtains proper authorization required by any Requirement of Law of all action requiring such authorization;

                  (iv) it obtains proper authorization from its shareholders, partners or members, as the case may be of all action requiring such approval;

                  (v) it pays its Operating Expenses and liabilities from its own funds;

                  (vi) its Financial Statements disclose the effects of its transactions in accordance with GAAP, and disclose that its assets are not available to pay creditors of any Affiliate,

                  (vii) its resolutions, agreements and other instruments authorizing and underlying the transactions described in this Agreement and in the other Loan Documents are maintained by it as its official records, separately identified and held apart from the records of any Affiliate;

                  (viii) it maintains an arm's-length relationship with its Affiliates and does not hold itself out as being liable for the debts of any Affiliate;

                  (ix) it keeps its assets and its liabilities wholly separate from those of all other entities, including, but not limited to its Affiliates except, in each case, as contemplated by the Loan Documents; and

                  (x) its sole assets are the Premises, the Intangible Personalty and the Rents and Profits.

         State.  The state in which the Premises is located.

         Subordination Agreement. A subordination, non-disturbance and attornment agreement in form and substance acceptable to the Lender.

         Survey . A survey of the Land and Improvements (as-built) made by a civil engineer or surveyor, duly licensed or registered in the State, dated as of a date acceptable to the Lender, containing a surveyor's certification acceptable to the Lender for the benefit of the Borrower and the Lender (which certification shall, among other things, indicate whether or not any of the Land or Improvements are located within an area identified as having "special flood hazards" as such term is used in the Flood Disaster Protection Act of 1973), together with its successors and assigns. as their interests may appear, and otherwise in form and substance acceptable to the Lender.

         Tangible Personalty.  As defined in the Security Instrument.

         Tax and Insurance Reserve Account. An Eligible Account established and maintained pursuant to the terms of this Loan Agreement.

         Tenant Estoppel Certificate. A tenant estoppel certificate in form and substance acceptable to the Lender.

         SECTION 1.2 OTHER DEFINITIONAL PROVISIONS.

                 (a) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word "including" when used in this Agreement is intended to be illustrative and not exclusive. Section, subsection, paragraph, clause, exhibit, schedule, addendum and rider references contained in this Agreement are references to sections, subsections, paragraphs, clauses, exhibits, schedules, addenda and riders in or to this Agreement unless otherwise specified. The captions herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Loan Agreement nor the intent of any provision hereof. The terms set forth herein are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

                 (b) All references in this Loan Agreement or any other Loan Document to any Loan Document, agreement, contract, license, document or instrument shall mean such Loan Document, agreement, contract, license, document or instrument as amended, modified, renewed, extended, restated, supplemented, reissued, and/or substituted from time to time.

                 (c) All references or citations in this Loan Agreement or any other Loan Document to any statute, law, treaty, rule, regulation or other Requirement of Law shall mean such statute, law, treaty, rule. regulation or other Requirement of Law as amended, modified, supplemented, replaced or substituted from time to time.

         SECTION 1.3 INCORPORATION B-Y REFERENCE OF COMMITMENT.

         All of the terms and conditions of the Commitment are hereby incorporated herein by reference. as if such terms and conditions were set forth herein in their entirety, but in the event of any conflict or discrepancy between the terms and/or conditions of this Loan Agreement and those of the Commitment, the terms and conditions of this Loan Agreement shall control.


                              ARTICLE II - THE LOAN

         SECTION 2.1 LOAN TERMS.

         Subject to the terms and conditions of this Loan Agreement and the other Loan Documents. the Lender agrees to make the Loan to the Borrower in the principal sum of the Loan Amount, such borrowing to be evidenced by the Note and the other Loan Documents.

         SECTION 2.2 INTEREST.

         The outstanding principal balance of the Loan shall bear interest, and principal and interest shall be repayable, in accordance with the terms of the Note.

         SECTION 2.3 TERM.

         The Loan shall be due and payable in full, unless accelerated sooner pursuant to the terms of this Loan Agreement, on the maturity date set forth in the Note.

         SECTION 2.4 PAYMENTS.

         All payments by the Borrower under the Loan shall be made in accordance with the terms of the Note.


                   ARTICLE III - CONDITIONS PRECEDENT TO LOAN

         The obligation of the Lender to make the Loan is subject to the Lender's satisfaction, by proper evidence, execution and/or delivery to the Lender of each of the following items, each in form and substance satisfactory to the Lender and the Lender's counsel:

         SECTION 3.1 LOAN DOCUMENTS.

         Each of the Loan Documents.

         SECTION 3.2 BROKERAGE COMMISSIONS.

         All brokerage commissions, finder's fees or similar compensation in connection with the purchase of the Premises (if all or any portion of the Premises is being purchased with Loan proceeds), the making of the Loan, or the transactions contemplated by the Loan Documents have been paid in full.

         SECTION 3.3 TITLE EVIDENCE.

         An original signed title commitment in form and substance satisfactory to the Lender, for a standard ALTA mortgagee policy as to the Borrower's leasehold estate in the Land from a company or from companies approved by the Lender (including any reinsurance agreements and endorsements required by the Lender), providing coverage for the full principal amount of the Loan. containing such coverages and endorsements as may be required by the Lender, together with copies of all recorded documents creating exceptions to such policy.

         SECTION 3.4 SURVEY.

         Two (2) originals of the Survey.

         SECTION 3.5 INSURANCE.

         Each policy of insurance required by this Loan Agreement is in full force and effect on the Closing Date.

         SECTION 3.6 AUTHORITY DOCUMENTS.

                 (a) Organizational Documents. As applicable, a certified copy of each limited partnership agreement, limited partnership certificate, partnership agreement, articles of incorporation, bylaws, shareholder agreements, articles of organization and operating agreement of the Borrower and each Borrower Principal (when not an individual), and each general partner, member or shareholder of the Borrower and each Borrower Principal (when not an individual), with all amendments, modifications, supplements and restatements thereto.

                 (b) Assumed Name Certificate. A certified copy of each assumed name certificate, if any, of the Borrower and each Borrower Principal (when not an individual).

                 (c) Good Standing Certificates. Good standing certificates, or their equivalent, issued by the Secretary of State and all other appropriate offices of the state organization of the Borrower and each Borrower Principal (when not an individual) and evidence satisfactory to the Lender of the Borrower's and each such Borrower Principal's authorization to do business in the State if the state of the Borrower's and each such Borrower Principal's organization is other than the State.

                 (d) Resolutions and Consents. Certified resolutions and/or consents authorizing the Borrower and each Borrower Principal (when not an individual) to enter into the Loan Documents.

         SECTION 3.7 FINANCIAL STATEMENTS AND OPERATING STATEMENTS.

         Financial Statements of the Borrower and each Borrower Principal as of the end of the most recent fiscal year, together with Operating Statements for the period from the beginning of the current fiscal year and ending on a date not more than thirty (30) days prior to the Closing Date.

         SECTION 3.8 OPINION.

         An opinion of independent counsel to the Borrower in form and substance acceptable to the Lender, dated as of the Closing Date.

         SECTION 3.9 COMPLIANCE WITH LAWS.

         The Premises and the Intangible Personalty, and the intended uses thereof, are in compliance with all Requirements of Law.

         SECTION 3.10 AGREEMENTS.

         Certified copies of all operating agreements, ground leases, franchise agreements, service contracts. purchase contracts, management agreements, labor contracts, license agreements and equipment leases, if any, relating to the Borrower's ownership and/or use and operation of the Premises.

         SECTION 3.11 TAXES.

         The Land and the Improvements are separately assessed for tax purposes, together with tax parcel identification numbers, tax rates, estimated tax values and the identities of the taxing authorities.

         SECTION 3.12 UTILITIES.

         The availability and suitability of the water, storm water, electric, oil, natural gas, sewer and telephone utilities needed to properly service the Premises in its intended use.

         SECTION 3.13 RESERVE ACCOUNTS.

         The establishment of each Reserve Account with balances equal to any Initial Reserve Deposit thereto required by this Loan Agreement (including the Program Rider) or any of the other Loan Documents.

         SECTION 3.14 ENGINEER'S REPORT.

         An engineer's report from an engineer approved by the Lender and dated as of a date acceptable to the Lender, which report shall, among other things,
(a) conform to all requirements of the Lender and (b) certify that the Premises is in compliance with all applicable requirements of the Americans with Disabilities Act of 1990.

         SECTION 3.15 CERTIFICATE OF OCCUPANCY AND-OTHER PERMITS.

         Such certificates of occupancy, permits and licenses as the Lender may require to evidence that the Premises is suitable for occupancy and use.

         SECTION 3.16 ENVIRONMENTAL ASSESSMENT AND O&M PROGRAM.

         An Environmental Assessment of the Premises. The Borrower shall furnish and adopt an O&M Program with respect to all Hazardous Materials, if any, identified in such Environmental Assessment or as otherwise required by the Lender.

         SECTION 3.17 APPRAISAL.

         An Appraisal.

         SECTION 3.18 EQUITY.

         The Borrower's equity as of the Closing Date is acceptable to the Lender.

         SECTION 3.19 MANAGEMENT AGREEMENT.

         A certified copy of the Management Agreement for the Premises in form and substance satisfactory to the Lender. The Management Agreement and all management fees thereunder shall be subordinate to the Loan.

         SECTION 3.20 SPECIAL PURPOSE ENTITY.

         The Borrower is a Special Purpose Entity.

         SECTION 3.21 MISCELLANEOUS.

         All other documents or items set forth in the Commitment (including all supplemental and special conditions included in the Commitment) or otherwise required by the Lender.

                   ARTICLE IV - REPRESENTATIONS AND WARRANTIES

         To induce the Lender to enter into this Agreement and to make the Loan, the Borrower and. where specifically indicated, each Borrower Principal hereby represents and warrants to the Lender (for itself, but not otherwise) on the Closing Date as follows:

         SECTION 4.1 EXISTENCE; COMPLIANCE WITH LAW.

         The Borrower and each Borrower Principal (when not an individual) (a) is duly organized. validly existing and in good standing under the laws of the Jurisdiction of its organization. (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessor and to conduct the business IN which it is currently engaged. (c) is duly qualified to do business in and is in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law.

         SECTION 4.2 EQUITY INTERESTS.

         The owners (beneficial and otherwise) of all of the Equity Interests in the Borrower and each Borrower Principal (when not an individual) are as set forth in Exhibit A and have been duly authorized, are validly issued and outstanding, fully paid and non-assessable. There are no outstanding options or other rights pertaining to the Equity Interests in the Borrower and each Borrower Principal (when not an individual), and no voting trust or similar agreement affecting either ownership of or the right to vote such Equity Interests (except for those items detailed in the Borrower's or such Borrower Principal's partnership or operating agreement or certificate of incorporation).

         SECTION 4.3 POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.

         The Borrower and each Borrower Principal (when not an individual) has all requisite legal power and authority, and the legal fight, to make, deliver and perform each Loan Document to which it is. or is to be, a party and to borrow hereunder, and has taken all necessary corporate, partnership or company action (as the case may be) to authorize the execution, delivery and performance of each Loan Document to which it is, or is to be, a party and TO authorize the borrowings on the terms and conditions of this Agreement and THE Note. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of any Loan Document, except to the extent specified in any such Loan Document. Each Loan Document has been (or will be) duly executed by, and delivered on behalf of the Borrower and the Borrower Principals, as the case may be. Each Loan Document constitutes (or when executed and delivered will constitute) the legal, valid and binding obligation, enforceable against the Borrower and the Borrower Principals. as the case may be, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, sequestration, liquidation. consolidation or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         SECTION 4.4 NO LEGAL BAR.

         The execution. delivery and performance of the Loan Documents will not violate any Requirement of Law applicable to the Borrower and the Borrower Principals or any contractual obligation, security, agreement, instrument, license or other undertaking by which the Borrower or any Borrower Principal is bound and will not result in, or require, the creation or imposition of any Lien on any of their properties or revenues pursuant to any such Requirement of Law or contractual obligation, security, agreement, instrument, license or other undertaking.

         SECTION 4.5 NO MATERIAL LITIGATION.

         No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending, to the knowledge of the Borrower and the Borrower Principals, threatened against any of them or any of their properties or revenues or with respect to any Loan Document or any of the transactions contemplated thereby, or which could reasonably be expected to have a Material Adverse Change.

         SECTION 4.6 NO DEFAULT.

         Neither the Borrower nor any Borrower Principal is in default, under or with respect to any contractual obligation, security, agreement, instrument, license or other undertaking by which the Borrower or such Borrower Principal is bound which is in excess of $10,000. No Default Condition or Event of Default has occurred and is continuing.

         SECTION 4.7 SOLVENCY; FRAUDULENT CONVEYANCE.

         The Borrower and each Borrower Principal is solvent and will not be rendered insolvent by the transactions contemplated hereby and, after giving effect to such transactions, will not be left with an unreasonably small amount of capital with which to engage in its business. Neither the Borrower nor any Borrower Principal intends to incur, or believes that it has incurred, debts beyond its ability to pay such debts as they mature. Neither the Borrower nor any Borrower Principal has commenced or filed nor contemplates the commencement or filing of any bankruptcy, insolvency, reorganization, moratorium, sequestration, liquidation, consolidation or similar proceedings or the appointment of a receiver, liquidator, assignee, conservator, trustee, sequestrator or similar official in respect of it or any of its assets. The amount of the Loan constitutes reasonably equivalent value and fair consideration for the transfer to the Lender of the interest in the Premises represented by the Security Instrument. Neither the Borrower nor any Borrower Principal is transferring any interest in the Premises with any intent to hinder, delay or defraud any of its creditors.

         SECTION 4.8 SPECIAL PURPOSE ENTITY.

         The Borrower is a Special Purpose Entity.

         SECTION 4.9 TAXES.

         The Borrower and each Borrower Principal, respectively, has filed or caused to be filed all tax returns which are required to be filed and has paid all taxes shown to be due and payable on said returns and on any assessments made against it and any of its property and, to its knowledge all other taxes, fees and other charges imposed on it and any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on its books). No tax Lien has been filed, and, to its knowledge, no claim is being asserted, with respect to any such tax, fee or other charge which, in either case, could reasonably be expected to have a Material Adverse Change.

         SECTION 4.10 NO BURDENSOME RESTRICTIONS.

         Neither the Borrower nor any Borrower Principal is a party to or subject to any contractual obligation. security, agreement, instrument, license or other undertaking by which the Borrower or such Borrower Principal is bound (other than the Loan Documents) which could have a Material Adverse Change on the business, properties, assets, operations or condition, financial or otherwise, of it. or on the ability of it to carry out its obligations hereunder or under the other Loan Documents.

         SECTION 4.11 INVESTMENT COMPANY ACT; OTHER REGULATIONS.

         Neither the Borrower nor any Borrower Principal is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. Neither the Borrower nor any Borrower Principal is subject to regulation under any Requirement of Law which limits its ability to incur Obligations, other than as set forth herein or in the other Loan Documents.


         SECTION 4.12 SUBSIDIARIES.

         The Borrower has no Subsidiaries.

         SECTION 4.13 TITLE TO PREMISES.

         The Borrower is seized of the Land and Improvements (and any fixtures) in fee, or is the owner of a leasehold interest in the Land and Improvements (and any fixtures) pursuant to a Ground Lease, and has marketable title to any appurtenant easements and has the right to convey the same, that title to such property is free and clear of all encumbrances except for the Permitted Encumbrances, and that it will warrant and defend the title to such property (except for the Permitted Encumbrances) against the claims of all Persons. As to the balance of the Premises, the Rents and Profits and the Intangible Personalty, the Borrower represents and warrants that it has marketable title to such property, that it has the right to convey such property and that it will warrant and defend such property against the claims of all persons or parties.

         SECTION 4.14 OWNERSHIP OF PERSONALTY.

         The Borrower owns, subject to no Lien other than the Lien of the Security Instrument and the other Loan Documents, as appropriate, all of the Personalty.

         SECTION 4.15 FINANCIAL STATEMENTS.

         As of the date of the most recent Financial Statement furnished to the Lender, neither the Borrower nor any Borrower Principal had any material (a) indebtedness for borrowed money or for the deferred purchase price of property or services, as evidenced by bonds, notes or other similar instruments or agreements, (b) obligations as a lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (c) obligations under direct or indirect guaranties in respect of, or any obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or any obligations of another of the kind referred to in clause (a) or (b) above, (d) contingent liability or liability for taxes, or (e) long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not, to the extent required by GAAP, reflected in the foregoing statements or in the notes thereto. No sale, transfer or other disposition by the Borrower or any Borrower Principal of any material part of its business or property has occurred since the date of such party's most recent Financial Statement furnished to the Lender.

         SECTION 4.16 NO CHANGE.

         There has been no development or event which has had or could reasonably be expected to have a Material Adverse Change (a) with respect to the Borrower or any Borrower Principal since the date of such party's most recent Financial Statement furnished to the Lender, or (b) with respect to Borrower's leasehold interest in the Land, the Premises or any portion of the Intangible Personalty since the date of the most recent Operating Statements furnished to the Lender.

         SECTION 4.17 ACCURACY OF INFORMATION.

         (a) Each exhibit, Financial Statement, Operating Statement, Rent Roll, document, book, record, report and other item of written information furnished by the Borrower or the Borrower Principals, as the case may be, to the Lender in connection with the Loan Documents is accurate as of its date and as of the date so furnished and (b) all financial projections contained therein are based on reasonable and stated assumptions, and no such document contains any material misstatement of fact or omits to state a material fact.

         SECTION 4.18 PRINCIPAL PLACE OF BUSINESS.

         The Borrower's principal place of business and chief executive office is at the location get forth in the first paragraph of this Loan Agreement and it has not operated under any name other than its own name at any time from the date of its formation.

         SECTION 4.19 TAXPAYER IDENTIFICATION NUMBER.

         The Borrower's taxpayer identification number is as set forth in the Note.

         SECTION 4.20 INSURANCE.

         The Borrower does not know of and has not received any written notice of any violation of any insurance policy term that remains uncured and, to its best knowledge, it and the Premises and the use thereof materially comply with all insurance policy terms.

         SECTION 4.21 MECHANIC'S LIENS, ETC.

         Except as have been paid for in full by the Borrower on or before the Closing Date or as shall be paid prior to delinquency in the ordinary course of the Borrower's business, no improvements or repairs have been made to the Premises during the one hundred twenty (120) days preceding the date hereof; there are no contracts not fully performed, and no outstanding bills incurred, for labor or materials used in making improvements or repairs on the Premises, or for services of architects, surveyors or engineers incurred in connection therewith. The Borrower has made no contract or arrangement of any kind whatsoever, the performance of which by the other party thereto could give rise to a Lien on the Premises superior to that of the Security Instrument.

         SECTION 4.22 LITIGATION.

         There are no pending or threatened actions, proceedings, suits, judgments, bankruptcies or executions that in any way involve the Borrower, the Loan Documents or any Borrower Principal, and the Borrower is not a surety on any bond through which a Lien might be created superior to any conveyance executed by the Borrower.

         SECTION 4.23 NO VIOLATION.

         The Borrower is not in violation of any Requirement of Law or any Hazardous Materials Law and has not received notice of and has no knowledge of any Governmental Action.

         SECTION 4.24 ERISA.

         (a) The Borrower is not an "employee benefit plan" as defined in
Section 3(3) of ERISA, which is subject to Title I of ERISA, (b) the assets of the Borrower do not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. ss.2510.3-101, (c) neither the Borrower nor any of its general partners, members or shareholders, as the case may be, have any trust or custodial relationship with the Lender or any affiliate of the Lender with respect to any ERISA plan. and (d) neither the Borrower nor any general partner, member or shareholder of the Borrower is a participant in any governmental plan that has a trust or custodial relationship with the Lender or any affiliate of the Lender. The Borrower (i) is not a "governmental plan" within the meaning of
Section 3(32) of ERISA and (ii) transactions by or with the Borrower are not subject to Requirements of Law regulating investments of and fiduciary obligations with respect to government plans.

         SECTION 4.25 O&M PROGRAM.

         The Borrower has adopted an O&M Program with respect to all Hazardous Materials, if any. identified in the Environmental Assessment furnished to the Lender prior to the Closing Date or as otherwise required by the Lender.


                      ARTICLE V - COVENANTS AND AGREEMENTS

         SECTION 5.1 AFFIRMATIVE COVENANTS OF THE BORROWER.

         During any period in which the Loan is outstanding, the Borrower agrees that it will:

                 (a) Use of Loan Funds. Cause all Loan proceeds to be used for the purposes set forth in a loan closing statement approved by the Lender and use all excess Loan proceeds disbursed to the Borrower only for lawful business purposes permitted under the Borrower's organizational documents. No part of the proceeds of the Loan will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors. If requested by the Lender, the Borrower will furnish to the Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U. No part of the proceeds of the Loan has been used in any manner that could result in a violation of Regulations G, T, V or X of the Board of Governors of the Federal Reserve System.

                 (b) Payment. Pay when due all sums owing to the Lender and others in accordance with the terms of the Loan Documents.

                 (c) Fees, Costs and Expenses. Pay when due all fees, costs and expenses required to be paid by the Borrower pursuant to the terms of the Commitment or any of the other Loan Documents, including without limitation, reasonable attorneys fees and other fees, costs and expenses of the Lender in connection with the enforcement of the Lender's rights under the Loan Documents. Any such amounts paid by the Lender shall be due and payable upon demand.

                 (d) Condition of Premises. Keep and maintain the Premises in good order, condition and repair and shall make, as and when the same shall become necessary, all repairs and maintenance necessary or appropriate in order to keep the Premises from deteriorating.

                  (e) Compliance. Comply with all (i) building, zoning, fire, health, environmental, disability and use laws (including, but not limited, to all state and local handicapped access laws, the Architectural Barriers Act of 1968, the Fair Housing, Amendments Act of 1988, the Rehabilitation Act of 1973, the Americans with Disabilities Act of 1990 and similar laws and ordinances), codes, ordinances, rules and regulations, (ii) covenants and restrictions of record and (iii) easements which are in any way applicable to the Premises or any part thereof and the use or enjoyment thereof.

                  (f) Inspection. Subject to the rights of any tenants of the Premises under their leases, permit the Lender and/or its authorized agents to enter upon the Premises during normal working hours and as often as the Lender desires, for the purpose of inspecting the Improvements specifically and the condition and operation of the Premises generally. In connection therewith, the Borrower shall permit the Lender and the Lender's representatives (including an independent Person such as an engineer, architect, or inspector) or third parties making Immediate Repairs, Replacements or Additional Repairs or Replacements to enter onto the Premises during normal business hours (subject to the rights of any tenants of the Premises under their leases) to inspect the progress of any Immediate Repairs, Replacements or Additional Repairs or Replacements and all materials being used in connection therewith, to examine all plans, specifications and shop drawings relating to such Immediate Repairs, Replacements or Additional Repairs or Replacements which are or may be kept at the Premises, and to complete any Immediate Repairs, Replacements or Additional Repairs or Replacements. The Borrower agrees to cause all contractors, subcontractors, agents, architects and inspectors reasonably to cooperate with the Lender and the Lender's representatives or such other Persons described above in connection with inspections or the completion of Immediate Repairs, Replacements or Additional Repairs or Replacements.

                  (g) Reimbursement. The Borrower agrees that if it shall fail to pay when due any tax, assessment or charge levied or assessed against the Premises, the Borrower's leasehold interest in the Land or otherwise with respect to the Ground Lease or any utility charge, whether public or private, or any insurance premium or if it shall fail to procure the Insurance required hereunder and cause the delivery of the insurance certificates as required herein, or if it shall fail to pay any other charge or fee described herein, then the Lender, at its option, may pay, procure or cause the delivery of the same. The Borrower will reimburse the Lender upon demand for any sums of money paid by the Lender pursuant to this Section, together with interest on each such payment at the default rate set forth in the Note and all such sums and interest thereon shall be secured hereby.

                  (h) Environmental Assessment. Provide to the Lender from time-to-time, at the Borrower's sole fee, cost and expense, if the Lender shall ever have reason to believe that any Hazardous Material affects the Premises, or if any Governmental Action is made or threatened, or if an Event of Default shall have occurred, an Environmental Assessment, which Environmental Assessment shall have been ordered by the Borrower within ten (10) days after the Lender's request and which shall be delivered to the Lender promptly after the date of the Lender's request. At all other times, the Lender may request an Environmental Assessment to be provided by the Borrower at the Lender's expense. The Borrower will cooperate with each consulting firm making any Environmental Assessment and will promptly supply to the consulting firm, from time to time upon request. all information available to the Borrower to facilitate the completion of the Environmental Assessment. If the Borrower falls to furnish the Lender within ten (10) days after the Lender's request with a copy of an agreement with an acceptable environmental consulting firm to provide such Environmental Assessment, or if the Borrower fails to order such Environmental Assessment within ten (10) days after the Lender's request, the Lender may cause any such Environmental Assessment to be made at the Borrower's fee, cost, expense and risk. The Lender may disclose to interested parties any information the Lender ever has about the environmental condition or compliance of the PremiSes, but shall be under no duty to disclose any such information except as may be required by law. The Lender shall be under no duty to make any Environmental Assessment of the Premises, and in no event shall any such Environmental Assessment by the Lender be or give rise to a representation that any Hazardous Material is or is not present on the Premises, or that there has been or shall be compliance with any Hazardous Materials Law, nor shall the Borrower or any other Person be entitled to rely on any Environmental Assessment made by the Lender or at the Lender's request. The Lender owes no duty of care to protect the Borrower or any other Person against or to inform them of. any Hazardous Material or other adverse condition affecting the Premises.

                  (i) Appraisal. At all times during the term of the Loan, cooperate with the Lender and use its best efforts to assist the Lender in obtaining an Appraisal of the Premises, and will promptly supply to the Lender, from time to time upon request, all information available to the Borrower to facilitate the completion of the Appraisal. If any Event of Default occurs, or if a casualty loss or governmental taking occurs and results in insurance or eminent domain proceeds in excess of $50,000.00, the Lender may, in its reasonable discretion, choose the appraiser, but the Borrower shall be responsible for any fees payable to said appraiser in connection with an Appraisal of the Premises. Under all other circumstances, the appraiser performing any such Appraisal shall be engaged by the Lender, and the Lender shall be responsible for any fees payable to said appraiser in connection with an Appraisal of the Premises.

                  (j) Surveys. Following any change in the exterior configuration of the Premises or any rezoning affecting the Premises, provide the Lender with such additional Surveys as requested by the Lender.

                  (k) Other Tests. Promptly submit to the Lender copies of reports of all physical tests at any time made on the Land, the Improvements or the materials to be incorporated into the Improvements and shall, at the Borrower's expense, cause to be made such additional tests from time to time as the Lender may reasonably require after any change in the Premises or receipt by the Lender of any such report.

                  (l) Taxes and Fees. Except as otherwise provided herein, pay as they become due all taxes, general and special assessments, permit fees, inspection fees, license fees, water and sewer charges, franchise fees and equipment rents against it or the Premises, and the Borrower, upon request of the Lender, will submit to the Lender receipts evidencing said payments.

                  (m) Financial Statements and Operating Statements. Furnish, or cause to be furnished to the Lender. annual Financial Statements for itself. Monthly Operating Statements shall be submitted to the Lender when requested by the Lender and for any period during which any Event of Default is continuing. Operating Statements shall be delivered to the Lender within forty-five (45) days of the end of each of the Borrower's fiscal quarters, and an annual Financial Statements shall be submitted to the Lender within ninety (90) days of the Borrower's fiscal year end in lieu of an Operating Statement for the Borrower's fourth fiscal quarter. Without limiting any other rights available to the Lender under this Loan Agreement or any of the other Loan Documents, in the event the Borrower shall fail to timely furnish the Lender any Financial Statement in accordance with this subsection, the Borrower shall promptly pay to the Lender a penalty in the amount of $ 1,000.00 for each such failure.

                  (n) Books and Records. Keep and maintain at all times at the Premises, at the Borrower's address set forth herein, or at such other place as the Lender may approve in writing, complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of the Premises and copies of all written contracts, leases and other instruments which affect the Premises (including, but not limited to, all bills, invoices and contracts for utilities, waste management service, telephone service and management services, rent registrations and all materials filed with any Governmental Authority where applicable). Such books, records, contracts, leases and other instruments shall be subject to examination and inspection at any time by the Lender upon reasonable prior notice.

                  (o) Further Assurances. The Borrower shall furnish or cause to be furnished such further documentation or information (including without limitation, amendments, replacements, corrections, deletions or additions to the Loan Documents or any other materials furnished to the Lender in connection with the Loan) which is (i) reasonably required to enable the Lender to sell the Loan, or (ii) deemed necessary or appropriate by the Lender in the exercise of its rights under any of the Loan Documents or to perfect, protect. maintain, preserve, continue and/or extend any Lien granted to the Lender under the Security Instrument or any other Loan Document, provided, however, that the Borrower shall not be required to do anything that (A) has the effect of (I) changing the essential economic terms of the Loan set forth in the Loan Documents or (II) imposing greater liability under the Loan Documents, or (B) results in any substantial fee, cost or expense to the Borrower. In addition, the Borrower shall furnish or cause to be furnished such further documentation and information (including without limitation, amendments, replacements, corrections, deletions and additions to the Loan Documents and other materials furnished to the Lender in connection with the Loan) deemed necessary or appropriate by the Lender to correct patent mistakes in the Loan Documents, materials relating- to title insurance policies and other insurance required hereunder, and the funding- of the Loan, provided that any such further documentation or information shall be at the sole fee, cost and expense of the Lender.

                  (p) Payment of Operating Expenses. Pay all Operating Expenses, except to the extent that the Lender is obligated to pay any Operating Expense on behalf of the Borrower from the Tax and Insurance Reserve Account.

                  (q) Payment of Recurring, Capital Expenditures. Pay all expenditures with respect to the Premises related to capital repairs, replacements and improvements (other than Replacements) performed from time to time.

                  (r) ERISA. Deliver to the Lender such certifications or other evidence from time to time throughout the term of the Loan, as requested by the Lender in its reasonable discretion, that (i) the Borrower is not an "employee benefit plan," a "governmental plan" and/or subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (ii) one or more of the following circumstances is true:

                           (A) Less than twenty-five percent (25%) of all Equity
                  Interests in the Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R. ss.2510.3- 101(f)(2); and/or

                           (B) The Borrower qualifies as an "operating company"
                  or a .,real estate operating company" within the meaning of 29 C.F.R. ss.2510.3-101(c) or (e).

                  (s) Actions and Proceedings. Promptly notify the Lender in writing of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Premises or any portion thereof, or purporting to affect the Premises or the Borrower's leasehold interests under any ground lease, any Loan Document or any right of the Lender hereunder or thereunder. In each such action or proceeding, the Borrower shall, unless otherwise directed by the Lender in writing, appear in and prosecute or defend any such action or proceeding. The Borrower hereby further authorizes the Lender, in the Lender's reasonable discretion following notice to the Borrower, as attorney-in-fact for the Borrower, to commence, appear in and prosecute, in the Lender's or the Borrower's name, any action or proceeding relating to any condemnation or other taking of the Premises, whether direct or indirect, and to settle or compromise any claim in connection with such condemnation or other taking.

                  (t) Completion of Immediate Repairs, Replacements and Additional Repairs or Replacements.

                           (i) The Borrower shall commence the Immediate Repairs
                  immediately following the execution of this Agreement (or as soon thereafter as weather reasonably shall permit) and shall at all times thereafter diligently pursue the completion of all Immediate Repairs. The Borrower shall complete all Immediate Repairs no later than twelve (12) months after the date of this Agreement. The Borrower covenants and agrees that each of the Immediate Repairs, Replacements and Additional Repairs or Replacements and all materials, equipment, fixtures, and any other item comprising a part of any Immediate Repair, Replacement or Additional Repair or Replacement shall be constructed, installed or completed, as applicable, free and clear of all mechanic's, materialman's or other liens (except for those liens existing on the date of this Agreement which have been approved in writing by the Lender).

                           (ii) If the Lender determines, in its reasonable discretion, that Additional Repairs or Replacements are advisable in order to keep the Premises in good order and repair, the Lender may send the Borrower written notice of the need for making such Additional Repairs or Replacements. The Borrower shall promptly commence making such Additional Repairs or Replacements. If the Borrower fails to commence such Additional Repairs or Replacements within thirty (30) days after such notice and diligently pursue completion of such Additional Repairs or Replacements, such failure shall be an Event of Default under this Loan Agreement, and, in addition to all other rights the Lender may have under the Loan Documents upon an Event of Default, the Lender may contract with third parties to make such Additional Repairs or Replacements and may in its sole discretion (A) apply the funds in the Repair Escrow Account and/or Replacement Reserve Account toward the labor and materials necessary to complete such Additional Repairs or Replacements, and/or (B) demand payment for such Additional Repairs or Replacements from the Borrower.

                           (iii) In the event the Lender determines in its
                  reasonable discretion that any Immediate Repair, Replacement or Additional Repair or Replacement has not been completed in a workmanlike and timely manner, the Lender shall have the option to withhold disbursement for such unsatisfactory Immediate Repair, Replacement or Additional Repair or Replacement and to proceed under existing contracts or to contract with third parties to complete such Immediate Repair, Replacement or Additional Repair or Replacement and to apply the Repair Escrow Account or the Replacement Reserve Account toward the labor and materials necessary to complete such Immediate Repair, Replacement or Additional Repair or Replacement to the reasonable satisfaction of the Lender, without providing any prior notice to the Borrower.

                           (iv) In order to facilitate the Lender's completion or making of the Immediate Repairs, Replacements or Additional Repairs or Replacements, the Lender is granted the irrevocable right to enter onto the Premises and perform any and all work and labor necessary to complete or make the Immediate Repairs, Replacements or Additional Repairs or Replacements and employ watchmen to protect the Premises from damage, loss and/or theft. All sums so expended by the Lender shall be deemed to have been advanced to the Borrower and secured by the Security Instrument and the other Loan Documents.

                           (v) All Immediate Repairs, Replacements and Additional Repairs or Replacements shall comply with all Requirements of Law and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

         (u) Program Rider. Comply with all covenants and agreements set forth in the Program Rider.

SECTION 5.2 NEGATIVE COVENANTS OF THE BORROWER.

         During any period in which the Loan is outstanding, the Borrower agrees that it will not:

         (a) Sale or Encumbrance of Personalty. Sell, encumber or otherwise dispose of any of the Personalty except (i) to incorporate Tangible Personalty into the Improvements or replace Tangible Personalty with goods of quality and value at least equal to that replaced, or (ii) for the sale, disposal or use of inventory, if any, in the ordinary course of the Borrower's business at the Premises; provided, however, in the event the Borrower sells or otherwise disposes of any of the Personalty, the Lender's security interest in the proceeds of the Personalty shall continue pursuant to the Security Instrument and the other Loan Documents, as appropriate.

         (b) Construction. Construct or permit the construction of any improvements on the Premises other than Immediate Repairs or Replacements or as otherwise required hereunder or previously consented to in writing by the Lender, which consent shall not be unreasonably withheld, conditioned or delayed.

         (c) Change in Ownership; Identity of the Borrower. Permit any sale, transfer, assignment or other disposition of, or grant or create any Lien on, a Significant Ownership Interest in the Borrower, except by inheritance, devise, bequest or by operation of law upon the death of a natural person. The Borrower hereby acknowledges to the Lender that (i) the identity of the Borrower and the expertise available to the Borrower were and continue to be material circumstances upon which the Lender has relied in connection with, and which constitute valuable consideration to the Lender for, the extending to the Borrower of the indebtedness evidenced by the Note and (ii) any chanc,e in such identity or expertise could materially impair or jeopardize the security for the payment of the Note granted to the Lender by the Security Instrument and the other Loan Documents, as appropriate.

         (d) Prepayment of Rent. Accept any prepayment of rent or installments of rent for more than two (2) months in advance without the prior written consent of the Lender.

         (e) No Other Name. Change its name or operate under any name other than its name as set forth herein.

         (f) No Restricted Payments. Make any payment or take any other action constituting (i) any direct or indirect purchase or other acquisition by the Borrower of Equity Interests of any other Person, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and expenditures in the ordinary course of business) or capital contribution by the Borrower to any other Person, including all debt and any Obligation of any sort, and/or (ii) a payment or prepayment on account of, or the setting apart of assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of subordinated debt, either directly or indirectly, whether in cash or in property or in obligations of any Person.

                 (g) No Waste or Abandonment. Suffer, permit or commit waste, permit impairment or deterioration of, or abandon, the Premises or any portion thereof. The Borrower will not itself, or pen-nit any tenant or other Person to, remove, demolish or alter any improvement now existing or hereafter erected on the Premises or any fixture, equipment or machinery in or on the Premises except in connection with any Repair or Replacement.

                 (h) Use of Premises. Except as required by applicable law, or as otherwise permitted in writing by the Lender, allow any change in the business use of all or any portion of Premises from the use thereof as of the Closing Date.

         SECTION 5.3 ENVIRONMENTAL COVENANTS.

                 (a) Not cause, permit or exacerbate any Prohibited Activities or Conditions. The Borrower represents and warrants that it has not at any time caused or permitted any Prohibited Activities or Conditions except as set forth in the Environmental Assessment and that no Prohibited Activities or Conditions exist or have existed on or under the Premises. The Borrower shall take all appropriate steps to prevent its employees, agents, and contractors, and any tenants from causing, permitting, or exacerbating any Prohibited Activities or Conditions. The Borrower shall not lease or allow the sublease or use of all or any portion of the Premises to any tenant, subtenant or user that, in the ordinary course of its business, would cause, permit, or exacerbate any Prohibited Activities or Conditions, and all leases, subleases and use agreements relating to the Premises shall contain provisions sufficient to ensure that tenants, subtenants and users shall not cause, permit or exacerbate any Prohibited Activities or Conditions.

                 (b) Comply in a timely manner with, and cause all employees, agents, and contractors of the Borrower and any other persons present on the Premises to so comply with, (i) any O&M Program now or hereafter in effect during the term of the Loan, and (11) Hazardous Materials Law, so as to minimize any economic loss to the Premises and the Loan. The Borrower shall adopt an O&M Program with respect to any Hazardous Materials identified in any Environmental Assessment or any Governmental Action relating to the Premises, or as otherwise required by the Lender with respect to the Premises. Any O&M Program shall be performed by qualified contractors under the supervision of a consulting engineer hired by the Borrower with the prior written approval of the Lender which approval shall not be unreasonably withheld, conditioned or delayed. All costs and expenses of any O&M Program shall be paid by the Borrower, including without limitation the charges of such contractors and consulting engineer and the Lender's fees, costs and expenses incurred in connection with the monitoring and review of the O&M Program and the Borrower's performance thereunder.

                  (c) Promptly notify the Lender in writing of: (i) any Governmental Action it becomes aware of (ii) any claim made or threatened by any third party against the Borrower. The Lender, or the Premises relating to loss or injury resulting from any occurrence or condition on the Premises or any other real property that could require the removal from the Premises of any Hazardous Materials or cause any restrictions on the ownership, occupancy, transferability or use of the Premises under Hazardous Materials Law or (111) the occurrence of any Prohibited Activities or Conditions. The Borrower shall cooperate with any governmental inquiry, and shall comply with any governmental or judicial order, request or directive which arises from any alleged Prohibited Activities or Conditions; provided that with respect to governmental requests or directives only, the Borrower may contest or object to a good faith dispute regarding said request or directive if the Borrower notifies the Lender in advance of said contest or objection and as long as said contest or objection does not result in a violation of law or fines assessed against the Premises.

                  (d) Pay promptly all costs and expenses incurred by the Lender in connection with any Governmental Action, including but not limited to costs of any environmental audits, studies, investigations or remedial activities including but not limited to the removal of any Hazardous Materials from the Premises. The Borrower also shall pay promptly the costs of any environmental audits, studies, investigations or the removal of any Hazardous Materials from the Premises required by the Lender as a condition of its consent to any sale or transfer of all or any part of the Premises or any interest therein or required by the Lender following a reasonable determination by the Lender that there may be Prohibited Activities or Conditions on or under the Premises. Any such costs or expenses incurred by the Lender (including but not limited to reasonable fees and expenses of attorneys and consultants, whether incurred in connection with any judicial or administrative process or otherwise) which the Borrower fails to pay promptly shall become additional indebtedness secured by the Security Instrument.

                  (e) HOLD HARMLESS, DEFEND AND INDEMNIFY THE LENDER AND ITS OFFICERS, DIRECTORS, TRUSTEES, EMPLOYEES, AGENTS, AFFILIATES (INCLUDING ANY PARENT CORPORATION), SUCCESSORS AND ASSIGNS, FROM AND AGAINST ALL PROCEEDINGS, CLAMS, DAMAGES, PENALTIES, FEES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE FEES AND EXPENSES OF ATTORNEYS AND EXPERT WITNESSES, INVESTIGATORY FEES, AND CLEANUP AND REMEDIATION EXPENSES, WHETHER INCURRED IN CONNECTION WITH ANY JUDICIAL OR ADMINISTRATIVE PROCESS OR OTHERWISE), ARISING DIRECTLY OR INDIRECTLY FROM (i) ANY BREACH OF ANY REPRESENTATION, WARRANTY, OR OBLIGATION OF THE BORROWER CONTAINED IN THIS SECTION 5.3 OR (ii) THE PRESENCE OF HAZARDOUS MATERIALS ON OR UNDER THE PREMISES OR ANY PROPERTY PROXIMATE TO THE PREMISES OR ANY GOVERNMENTAL ACTION ALLEGING ANY SUCH PRESENCE,

         EXCEPT TO THE EXTENT THAT THE BORROWER CAN CONCLUSIVELY PROVE
         BOTH THAT SUCH PRESENCE OR GOVERNMENTAL ACTION ALLEGING SUCH PRESENCE WAS CAUSED SOLELY BY ACTIONS, CONDITIONS, OR EVENTS THAT OCCURRED AFTER THE DATE THAT THE LENDER (OR ANY PURCHASER AT A FORECLOSURE SALE) ACTUALLY ACQUIRED TITLE TO THE PREMISES AND THAT SUCH PRESENCE OR GOVERNMENTAL ACTION ALLEGING SUCH PRESENCE WAS NOT CAUSED BY THE DIRECT OR INDIRECT ACTIONS OF THE BORROWER OR ANY BORROWER PRINCIPAL, OR ANY PARTNER, MEMBER, PRINCIPAL, OFFICER, DIRECTOR, TRUSTEE OR MANAGER OF THE BORROWER OR ANY EMPLOYEE, AGENT, CONTRACTOR OR AFFILIATE OF THE BORROWER OR ANY BORROWER PRINCIPAL. THE OBLIGATIONS AND LIABILITIES OF THE BORROWER UNDER THIS SECTION 5.3(e) SHALL SURVIVE ANY TERMINATION, SATISFACTION, ASSIGNMENT, ENTRY OF A JUDGMENT OF FORECLOSURE OR DELIVERY OF A DEED IN LIEU OF FORECLOSURE OF THE SECURITY INSTRUMENT.

         SECTION 5.4 RECOURSE COVENANTS.

         Except as otherwise expressly permitted by the Loan Documents, during any period in which the Loan is outstanding, the Borrower agrees that it will not, without the prior written consent of the Lender:

                 (a) Sale, Transfer, Conveyance or Disposal. Permit any sale, transfer, conveyance or other disposal of the Borrower's leasehold interests under any ground lease, the Premises, the Rents and Profits or the Intangible Personalty.

                 (b) Subordinate Financing and Liens. Engage in any subordinate financing with respect to the Premises, the Rents and Profits or THE Intangible Personalty or grant any consensual Liens against the Borrower's leasehold interest under any ground lease the Premises, the Rents and Profits or the Intangible Personalty.

                 (c) Special Purpose Entity.  Fail to be a Special Purpose
         Entity.

         SECTION 5.5 INSURANCE.

                 (a) Maintenance of Insurance. The Borrower shall, at its sole cost and expense, keeping full force and effect all Insurance. If the Borrower fails to maintain any Insurance required by this Agreement, the Lender may, at its option, procure such Insurance, and the Borrower shall reimburse the Lender for the amount of all premiums paid by the Lender thereon promptly upon demand by the Lender, with interest thereon at the rate then provided by the Note from the date paid by the Lender to the date of repayment, and such sum shall be a part of the indebtedness secured by the Security Instrument. The Lender shall not by the fact of approving, disapproving, accepting, preventing, obtaining or failing, to obtain any Insurance, incur any liability for or with respect to the amount of Insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment or defense of lawsuits, and the Borrower, for itself, hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

                  (b) Insurance with Respect to Immediate Repairs, Replacements and Additional Repairs or Replacements. In addition to and to the extent not covered by any Insurance required under the Loan Documents, the Borrower shall provide or cause to be provided worker's compensation insurance, builder's risk, and public liability insurance and other insurance to the extent required under applicable law in connection with a particular Immediate Repair, Replacement or Additional Repair or Replacement reasonably required by the Lender.

                  (c) Approved Insurers. Each of the Borrower's insurers shall be an Approved Insurer. If any of the Borrower's insurers shall at any time cease to be an Approved Insurer, then within thirty (30) days after notice from the Lender to the Borrower, the Borrower will obtain replacement Insurance or additional Insurance issued by one or more other Approved Insurers.

                  (d) Form of Insurance Policies; Endorsements. All policies for Insurance shall be in such form and with such endorsements as are comparable to the forms of and endorsements to the Borrower's insurance policies in effect on the date hereof or otherwise in accordance with commercially reasonable standards applied by prudent owners of similar businesses in the general vicinity of the Premises and generally acceptable to institutional lenders for comparable properties and risks. All such policies shall name the Lender, and its successors and assigns, as additional insureds, mortgagees and/or loss payees, as deemed appropriate by the Lender, and shall provide that all proceeds are payable to the Lender and shall contain: (i) a standard "non-contributory mortgagee" endorsement or its equivalent relating, inter alia, to recovery by the Lender notwithstanding the negligent or willful acts or omissions of the named Borrower; (ii) to the extent available at commercially reasonable rates, a waiver of subrogation endorsement as to the Lender; (iii) an endorsement providing that no policy shall be impaired or invalidated by virtue of any act, failure to act, negligence of, or violation of declarations, warranties or conditions contained in such policy by the Borrower, the Lender or any other named insured, additional insured, mortgagee or loss payee, except for the willful misconduct of the Lender knowingly in violation of the conditions of such policy; (iv) an endorsement providing for a deductible per loss of an amount not more than that which is customarily maintained by prudent owners of similar businesses in the general vicinity of the Premises; (v) a provision that such policies shall not be canceled or amended, including, without limitation, any amendment reducing the scope or limits of coverage, without at least thirty (30) days prior written notice to the Lender in each instance, and (vi) effective waivers by the insurer of all claims for insurance premiums against any loss payees, additional insureds, mortgagees and named insureds (other than the Borrower). Any insurance coverage relating to the, Premises that is carried by the Borrower in excess of the Insurance required hereunder shall name the Lender, and its successors and assigns. as additional insureds, mortgagees and/or loss payees, as appropriate, as provided herein. A certificate executed by the Borrower's insurance consultant and other evidence of Insurance required by the Lender shall be delivered to the Lender not less than ten (10) days prior to the expiration date of any of the policies for Insurance required to be maintained hereunder which certificate and other evidence shall certify payment of applicable premiums for renewal and replacement policies. The Borrower may effect any Insurance required hereunder through blanket insurance policies. The Borrower shall deliver to the Lender certified copies of all policies for Insurance which shall be taken out upon the Premises while any part of the Loan shall remain unpaid.

                 (e) Compliance with Insurance Policy Terms. The Borrower shall comply with all terms of policies for Insurance and shall not bring or keep or permit to be brought or kept any article upon the Premises or cause or permit any condition to exist thereon which would be prohibited by or could invalidate any Insurance required hereunder.


                          ARTICLE VI - RESERVE ACCOUNTS

         SECTION 6.1 ESTABLISHMENT OF RESERVE ACCOUNTS.

         On or before the Closing Date, the Lender shall establish each Reserve Account. Each Reserve Account shall be under the sole dominion and control of the Lender.

         SECTION 6.2 INITIAL RESERVE DEPOSITS.

         On the Closing Date, the Borrower shall pay to the Lender for deposit into each Reserve Account any Initial Reserve Deposit applicable to such Reserve Account.

         SECTION 6.3 MONTHLY RESERVE DEPOSITS.

         On each Payment Date, the Borrower shall pay to the Lender for deposit into each Reserve Account any Monthly Reserve Deposit applicable to such Reserve Account. The Lender may, upon written request from the Borrower, waive any requirement for the payment of a Monthly Reserve Deposit, provided however, that any such waiver by the Lender of a requirement that the Borrower pay such Monthly Reserve Deposit may be revoked by the Lender, in the Lender's sole discretion, at any time upon notice in writing to the Borrower.

         SECTION 6.4 ADJUSTMENTS TO MONTHLY RESERVE DEPOSIT TO THE REPLACEMENT RESERVE ACCOUNT.

         The Lender may, in the Lender's reasonable discretion, adjust the Monthly Reserve Deposit to the Replacement Reserve Account from time to time to an amount sufficient, in the Lender's reasonable judgment, to maintain adequate balances necessary for Replacements, including, without limitation, Additional Repairs or Replacements made pursuant to the terms of the Loan Agreement. Notwithstanding the foregoing, in the event the Lender shall at any time increase the Monthly Reserve Deposit to the Replacement Reserve Account over the Monthly Reserve Deposit to the Replacement Reserve Account then required pursuant to Exhibit B hereto, the Borrower, may at its election, request that the Lender obtain, at the sole cost, fee and expense of the Borrower, an engineering report from an engineer to be selected by the Lender in its reasonable discretion, in which case the Monthly Reserve Deposit to the Replacement Reserve Account shall be adjusted by the Lender based on such engineering report, provided that in no event shall the Monthly Reserve Deposit to the Replacement Reserve Account be decreased below the applicable amount set forth on Exhibit B hereto.

         SECTION 6.5 PERMITTED INVESTMENTS, EARNINGS, CHARGES AND ANNUAL ACCOUNTING.

                 (a) Permitted Investments. The Lender may invest and reinvest, or cause to be invested or reinvested, all or any portion of any funds on deposit in any Reserve Account in Permitted Investments. The maturities of the Permitted Investments on deposit in any Reserve Account shall be selected and coordinated to become due not later than the day before any disbursements from any Reserve Account must be made. All such Permitted Investments shall be held in the name and be under the sole dominion and control of the Lender, to the extent permitted by applicable laws, and no Permitted Investment shall be made unless the Lender shall perfect its first priority Lien in such Permitted Investment and, to the extent permitted by applicable laws, the Lender shall have sole possession and control over each such Permitted Investment and the income thereon, and any certificate or other instrument or document evidencing any such investment shall be delivered directly to the Lender, together with any document of transfer necessary to transfer title to such investment to the Lender. The Lender shall not have any liability (other than for the Lender's gross negligence or willful misconduct) for any loss in investments of funds in any Reserve Account that are invested in Permitted Investments and no such loss shall affect the Borrower's obligation to (i) make any payment hereunder, under the Security Instrument, the Note or any other Loan Document, or (ii) fund, or have liability for funding, any Reserve Account. The Borrower agrees that it shall include all interest, earnings or profits on Permitted Investments of funds on deposit in any Reserve Account as its income (and, if the Borrower is a partnership or other pass-through entity, the partners, members or beneficiaries of the Borrower, as the case may be), and shall be the owner of such accounts for federal and applicable state and local tax purposes, except to the extent the Lender retains such interest, earnings or profits for its own account in accordance with the provisions of
         Section 6.5(b) of this Loan Agreement. The Borrower shall have no right whatsoever to direct the investment of the proceeds in any Reserve Account.

                 (b) Earnings. All interest, earnings or profits on the Permitted Investments of funds in any of the Reserve Accounts shall be deposited into the applicable Reserve Account, provided that the Lender may, at its election, retain for its own account any such interest, earnings or profits (i) on the Tax and Insurance Reserve Account, and
         (ii) on any or all of the Reserve Accounts during the occurrence and continuance of an Event of Default.

                 (c) Charges. Except as prohibited by applicable laws, the Lender may charge the Borrower for holding, maintaining and applying funds in any of the Reserve Accounts to the extent funds on deposit in such Reserve Account are invested or reinvested in

         Permitted Investments and the Lender does not retain for its own account any interest. earnings or profits on such Reserve Account in accordance with the provisions of Section 6.5(b) of this Loan Agreement.

                 (d) Annual Accounting. The Lender shall furnish or cause to be furnished to the Borrower, without charge, an annual accounting of each Reserve Account in the normal format of the Lender or its agent, showing credits and debits to such Reserve Account and the purpose for which each debit to such Reserve Account was made.

         SECTION 6.6 ASSIGNMENT TO THE LENDER OF RESERVE ACCOUNTS AND RIGHTS AND CLAIMS.

                 (a) The Borrower hereby assigns to the Lender the Reserve Accounts as additional security for all of the Borrower's Obligations to the Lender, under the Note and under the other Loan Documents; provided, however, the Lender shall make disbursements from the Reserve Accounts in accordance with the terms of this Agreement. including without limitation, the Program Rider.

                 (b) The Borrower assigns to the Lender all rights and claims the Borrower may have against(i) all persons or entities claiming amounts due for taxes, utilities, rent or insurance, or(ii) all persons or entities supplying labor or materials in connection with the Immediate Repairs, Replacements or Additional Repairs or Replacements; provided, however, that the Lender may not pursue any such right or claim unless an Event of Default exists under this Agreement or the Loan Documents.

         SECTION 6.7 APPLICATION OF RESERVE ACCOUNTS UPON AN EVENT OF DEFAULT.

                 If any Event of Default occurs, then the Borrower shall immediately lose all of its rights to receive disbursements from the Reserve Accounts unless and until the earlier to occur of or concurrently with (a) the date on which such Event of Default is fully cured, and (b) the date on which all amounts secured by the Security Instrument and the other Loan Documents have been paid in full and the lien of the Security Instrument and the other Loan Documents, as appropriate, have been released by the Lender. Upon any Event of Default, the Lender may in its sole discretion, use the Reserve Accounts (or any portion thereof) for any purpose, including but not limited to (i) repayment of any indebtedness secured by the Security Instrument and the other Loan Documents, including but not limited to principal prepayments and the prepayment premium applicable to such full or partial prepayment (as applicable); provided, however, that such application of funds shall not cure or be deemed to cure any Event of Default, (ii) reimbursement of the Lender for all losses, fees, costs and expenses (including, without limitation, reasonable legal fees) suffered or incurred by the Lender as a result of such Event of Default, (iii) payment of any amount expended in exercising all rights and remedies available to the Lender at law or in equity or under this Agreement or under any of the other Loan Documents, or (iv) to the payment of any item for which payment is required or permitted from any of the Reserve Accounts pursuant to the terms of this Loan Agreement. Nothing in this Loan Agreement shall obligate the Lender to apply all or any portion of the Reserve Accounts on account of any Event of Default by the Borrower or to pay the indebtedness secured by the Security Instrument or any of the other Loan Documents or in any specific order of priority.

         SECTION 6.8 DISBURSEMENTS FROM TAX AND INSURANCE RESERVE ACCOUNT.

                 (a) The Lender shall disburse, to the extent of amounts on deposit in the Tax and Insurance Reserve Account, directly to each Person owed any portion of the water and sewer assessments and frontage charges, taxes, assessments and insurance premiums, the total sum owed to such Person. Such disbursements shall be made by the Lender (i) so as to coincide in frequency with the regular billing cycle of such Person, and (ii) on or before the date that each such payment is due.

                 (b) The Lender may require the Borrower to pay to the Lender in advance, additional amounts for taxes, charges, premiums, assessments, and impositions in connection with the Borrower or the Premises which the Lender shall reasonably deem necessary. Unless otherwise provided by applicable law, the Lender may require payments for such other amounts to be paid by the Borrower in a lump sum or periodic installments, at the Lender's option.

                 (c) If the amount held in the Tax and Insurance Reserve
         Account at the time of the annual accounting thereof shall exceed the amount deemed necessary by the Lender to provide for the payment of water and sewer assessments and frontage charges, taxes, assessments, impositions and insurance premiums, as they fall due, such excess shall be credited against future Monthly Reserve Deposits to the Tax and Insurance Reserve Account. If at any time the amount held in the Tax and Insurance Reserve Account shall be less than the amount deemed necessary by the Lender to pay water and sewer assessments and frontage charges, taxes, assessments, impositions and insurance premiums. the Borrower shall pay to the Lender any amount necessary to make up the deficiency within thirty (30) days after notice from the Lender to the Borrower requesting payment thereof.

                 (d) Upon payment in full of all amounts owed by the Borrower under or otherwise secured by any of the Loan Documents, all remaining amounts on deposit, if any. in the Tax and Insurance Reserve Account shall be distributed to the Borrower.

         SECTION 6.9 DISBURSEMENTS FROM REPAIR ESCROW ACCOUNT AND REPLACEMENT RESERVE ACCOUNT.

                 (a) Upon written request from the Borrower and satisfaction of the requirements set forth in this Loan Agreement, the Lender shall disburse to the Borrower amounts from the Repair Escrow Account necessary to reimburse the Borrower for the actual costs of Immediate Repairs and shall disburse amounts from the Replacement Reserve Account necessary to reimburse the Borrower for the actual costs of Replacements (but, as to any Immediate Repair or Replacement, such amount shall not exceed 125% of the original estimated cost of such Immediate Repair and/or

         Replacement set forth on Exhibit B to this Loan Agreement, unless the Lender agrees to such reimbursement).

                  (b) Upon written request from the Borrower, the Lender may, in its discretion, disburse amounts from the Repair Escrow Account and/or Replacement Reserve Account to reimburse the Borrower for the actual cost of labor and materials associated with an Additional Repair or Replacement. Each such request from the Borrower shall include a statement regarding why such disbursement should be made. If the Under determines that (i) such Additional Repair or Replacement is of the type intended to be covered by this Agreement, (11) the costs for such Additional Repair or Replacement are reasonable, (iii) the amount of funds in the Repair Escrow Account and/or the Replacement Reserve Account. as applicable, is sufficient to pay the Additional Repair or Replacement and 125% of the then current estimated cost of completing all remaining Immediate Repairs and Replacements, as applicable, and
         (iv) all other conditions for disbursement under this Loan Agreement have been met, then the Lender shall disburse funds from the Repair Escrow Account and/or the Replacement Reserve Account, as applicable, for such Additional Repair or Replacement in accordance with the requirements of this Loan Agreement for Immediate Repairs and/or Replacements.

                  (c) Each request for disbursement from the Repair Escrow Account or Replacement Reserve Account shall be in a form specified or approved by the Lender and shall set forth (i) the specific Immediate Repairs, Replacements or Additional Repair or Replacement, as the case may be, for which the disbursement is requested, (ii) the quantity and price of each item purchased, if the Immediate Repair, Replacement or Additional Repair or Replacement, as the case may be, includes the purchase or replacement of specific items, (iii) the price of all materials (grouped by type or category) used IN any Immediate Repair, Replacement or Additional Repair or Replacement, as the case may be, other than the purchase or replacement of specific items, and (iv) the cost of all contracted labor or other services applicable to each Immediate Repair, Replacement or Additional Repair or Replacement, as the case may be, for which such request for disbursement is made. With each request the Borrower shall certify that all Immediate Repairs, Replacements or Additional Repairs or Replacements, as the case may be, have been made in accordance with the requirements of this Loan Agreement and all Requirements of Laws. Each request for disbursement shall include (A) copies of invoices for all items or materials purchased and all contracted labor or services provided, and (B) such acknowledgements of payment, lien waivers and/or releases with respect to the Immediate Repairs, Replacements and Additional Repairs or Replacements for which disbursement is requested as the Lender may require. In connection with each disbursement from the Repair Escrow Account or the Replacement Reserve Account, as the case may be, the Lender may require the Borrower to provide the Lender with an endorsement to the Lender's title insurance policy showing that no Liens have been placed against the Premises since the date of recordation of the Security Instrument (other than Permitted Encumbrances and any other Liens previously approved in writing by the Lender, if any).

                  (d) Except as provided in the following sentence, each request for disbursement from the Repair Escrow Account or the Replacement Reserve Account shall be made only after completion (as reasonably determined by the Lender) of the Immediate Repair, Replacement or Additional Repair or Replacement for which disbursement is requested. If (1) the cost of the Immediate Repair, Replacement or Additional Repair or Replacement exceeds the lesser of (A) 1% of the original Loan Amount. or (B) $50,000.00, (ii) the written contract with respect to such Immediate Repair, Replacement or Additional Repair or Replacement requires periodic payment for such work pursuant to the terms thereof, and (111) the Lender has approved in writing in advance such periodic payments, then a request for reimbursement from the Repair Escrow Account and/or Replacement Reserve Account may be made after completion of a portion of the work under such contract, provided (1) the materials for which the request is made are on site at the Premises and are properly secured or have been installed in the Premises, (2) all other conditions in this Loan Agreement for disbursement have been satisfied, and (3) funds remaining in the Repair Escrow Account or the Replacement Reserve Account, as the case may be, are, in the Lender's reasonable judgment, sufficient to complete such Immediate Repair, Replacement or Additional Repair or Replacement and all the other Immediate Repairs and/or Replacements when required. The Lender, at its option, may issue joint checks, payable to the Borrower and the supplier, materialman, mechanic, contractor, subcontractor or other party to whom payment is due in connection with any such periodic payment for an Immediate Repair, Replacement or Additional Repair or Replacement to be paid from the Repair Escrow Account or Replacement Reserve Account, as the case may be.

                  (e) The Lender shall have no obligation to make any disbursement from the Repair Escrow Account or the Replacement Reserve Account more frequently than once in any month and (except in connection with the final disbursement) in any amount less than the lesser of (i) I% of the original Loan Amount or (ii) $5,000.00.

                  (f) Prior to any disbursement from the Repair Escrow Account or the Replacement Reserve Account, the Lender may, at the Borrower's expense, require an inspection by an appropriate independent qualified professional reasonably selected by the Lender and a copy of a certificate of completion by an independent qualified professional reasonably acceptable to the Lender prior to the disbursement of any amounts from the Repair Escrow Account or the Replacement Reserve Account exceeding $25,000.00. The Borrower shall pay the Lender a reasonable inspection fee not exceeding $ 1,000.00 for each such inspection.

                  (g) The Lender shall not be obligated to make disbursements from the Repair Escrow Account or the Replacement Reserve Account to reimburse the Borrower for the costs of routine maintenance to the Premises, tenant improvements or leasing commissions.

                  (h) Upon the earlier to occur of (i) the timely completion of all Immediate Repairs in accordance with the requirements of this Loan Agreement, as verified by the Lender in its reasonable discretion, or
         (ii) the payment in full of all amounts owed by the

         Borrower under or otherwise secured by any of the Loan Documents, all amounts remaining on deposit, if any, in the Escrow Repair Account shall be distributed to the Borrower.

                 (i) Upon payment in full of all amounts owed by the Borrower under or otherwise secured by any of the Loan Documents, all amounts remaining on deposit, if any, in the Replacement Reserve Account shall be distributed to the Borrower.

         SECTION 6.10 INDEMNIFICATION.

         The Borrower agrees to indemnify the Lender and to hold the Lender harmless from and against any and all actions, suits, claims, demands, counterclaims, cross-claims, liabilities, losses, damages, obligations, fees and costs and expenses (including litigation costs, reasonable attorneys' fees and expenses) arising from or in any way connected with (a) the performance of the Immediate Repairs, Replacements or Additional Repairs or Replacements, (b) unpaid taxes, utility bills, rent or insurance premiums owed by the Borrower, and/or (c) the holding or investment of the Reserve Accounts, except to the extent any of the foregoing is the direct result of the gross negligence or willful misconduct of the Lender.


                    ARTICLE VII - EVENTS OF DEFAULT; REMEDIES

         SECTION 7.1 EVENTS OF DEFAULT.

         An Event of Default shall occur if any of the following has occurred and is continuing:

                 (a) Payments. The Borrower fails to make any payment hereunder, under the Note or under any other Loan Document, when due and payable, and such payment is not to be received prior to the 10th day after the same is due (or such greater period, if any, required by applicable law) following the date such payment becomes due and payable.

                 (b) Bankruptcy, etc. The occurrence of any Bankruptcy Event with respect to the Borrower or any general partner or member thereof.

                 (c) Judgments. One or more judgments or decrees shall be entered against the Borrower (not paid or fully covered by insurance provided by a carrier who has acknowledged coverage), and any such judgments or decrees shall not have been vacated, discharged, stayed or bonded (through appeal or otherwise) within thirty (30) calendar days from the entry thereof.

                 (d) Recourse Covenants. The Borrower violates any of the Recourse Covenants.

                 (e) Compliance with Sections 5.1(o) an@. The Borrower fails to comply with any or all of the provisions of either Section 5.1(o) or 5.1(p) and such failure continues for a period of thirty (30) calendar days following (i) in the case of Section

         5.1(o), the date demand by the Lender is made upon the Borrower for the execution of any agreement or document in accordance with the provisions of Section 5.1(o) or (ii) in the case of Section 5.1(p), the date on which any Operating Expense becomes due and payable in accordance with the terms thereof, without regard to any extension, modification or waiver relating thereto; provided that if any Operating Expense is the subject of a bona fide dispute and is less than I% of the outstanding balance of the Loan as of the date on which the particular Operating Expense in dispute became due and payable. then the Borrower shall have ninety (90) days from the date the same becomes due and payable to pay such Operating Expense or to furnish the Lender a bond or other collateral acceptable to the Lender in the Lender's reasonable discretion.

                 (f) Representations and Warranties. Any representation, warranty, acknowledgment or statement made by the Borrower or any Borrower Principal herein, in any other Loan Document or in any written statement or certificate delivered or required to be delivered pursuant hereto shall prove untrue in any material respect on the date as of which it was deemed to have been made or any representation, warranty acknowledgment or statement submitted to the Lender concerning the financial condition or credit standing of the Borrower, any general partner or member thereof or any Borrower Principal proves to be false or misleading.

                 (g) Compliance with Covenants and Agreements. The Borrower shall fall to comply with, observe or perform any covenant or agreement made by it herein or in any other Loan Document, which failure continues for thirty (30) days following written notice thereof to the Borrower; provided that if such failure is of a type which can not feasibly be cured within such thirty (30) day period and the Borrower is diligently and in good faith pursuing such cure, then the Borrower shall have a reasonable period of time (but in no event more than ninety (90) days following such written notice) to cure such failure without the same becoming an Event of Default hereunder. Nothing in this Section 7. 1 (g) shall be deemed or construed to entitle the Borrower to any notice and opportunity to cure with respect to any failure to comply with, observe or perform any covenant or agreement which constitutes an Event of Default under any other subsection of this Section 7.1 or to extend any notice and/or opportunity to cure otherwise provided for in any other subsection of this Section 7. 1.

                 (h) Material Adverse Change. In the Lender's reasonable opinion, any event occurs that could have a Material Adverse Change upon the Borrower.

                 (i) Events of Default under the Program Rider or other Loan Documents. The occurrence of any Event of Default or similar event under any of the Program Rider or the other Loan Documents, after giving effect to any period of time provided for the cure of any such event or occurrence in the Program Rider or any such Loan Document.

         SECTION 7.2 REMEDIES.

         Upon the occurrence of an Event of Default, the Lender may, at its option:

                 (a) Acceleration. Accelerate the entire unpaid principal balance of the Loan and all accrued interest thereon without advance notice to the Borrower, the same becoming immediately due and payable. In addition, upon acceleration, any and all other Obligations of the Borrower to the Lender shall be immediately due and payable.

                 (b) Replacement of Property Manager. Upon written notice to the Borrower, require the replacement of any property manager or managing agent for the Premises with a property manager or managing agent reasonably acceptable to the Lender.

                 (c) Other Remedies. Invoke any other remedies set forth herein or in any of the other Loan Documents, including without limitation, foreclosure of the Lien granted in the.Security Instrument and enforcement of the assignment to the Lender of the Rents and Profits in accordance with the terms of the Security Instrument.


                 ARTICLE VIII - CASUALTY LOSSES; EMINENT DOMAIN

         SECTION 8.1 REPAIRS AND CASUALTY LOSSES.

                 (a) Restoration of Premises. Except as otherwise provided in this Section 8.1, the Borrower shall, at its expense, promptly repair, restore, replace or rebuild any part of the Premises which is damaged or destroyed by any casualty or as the result of any taking under the power of eminent domain, provided the Lender has made available insurance proceeds or eminent domain proceeds or awards available to the Borrower for such repair, restoration, replacement or rebuilding. The Borrower shall cause all repairs, rebuilding, replacements or restorations to be (in the reasonable opinion of the Lender) of substantially equivalent quality to the Premises as of the date hereof, ordinary wear and tear excepted.

                 (b) Proof of Loss; Claims Settlement. In the event of loss, the Borrower shall give prompt written notice thereof to the insurance carrier and the Lender, and the Lender may make proof of loss if not made promptly by the Borrower. During the existence of any Event of Default, the Lender is hereby authorized, in its reasonable discretion, to adjust, compromise and collect the proceeds of any insurance claims.

                 (c) Application of Insurance Proceeds. The Borrower hereby assigns the proceeds of any such insurance policies to the Lender and hereby directs and authorizes each insurance company to make payment for such loss directly to the Lender. The proceeds of any insurance or any part thereof shall be applied by the Lender in accordance with the provisions of Section 8.3 of this Loan Agreement.

         SECTION 8.2 EMINENT DOMAIN.

                 (a) Participation in Proceedings. The Borrower shall promptly notify the Lender of any actual or threatened initiation of any eminent domain proceeding or other taking for public use as to the whole or any pan of the Premises and/or any rights incident or appurtenant thereto and shall deliver to the Lender copies of any and all papers served or received in connection with such proceedings, and the Lender shall have the right, at its option, to participate in such proceedings at the expense of the Borrower (including, without limitation, the Lender's reasonable attorneys' fees) and the Borrower will execute such documents and take such other steps as required to permit such participation.

                 (b) Right to Settle Claims. During the existence of any Event of Default, the Lender is hereby authorized to adjust, compromise and collect the proceeds of any eminent domain or similar award or settle a claim for damages and to apply the same (or any part thereof) to the then outstanding balance of the Loan.

                 (c) Use of Proceeds. The Borrower assigns to the Lender any proceeds or awards which may become due by reason of any condemnation or other taking for public use of the whole or any part of the Premises and any rights incident or appurtenant thereto including, without limitation, the rights of the Borrower under any ground lease. The proceeds of any such condemnation award or proceeds of any part thereof shall be applied by the Lender in accordance with the provisions of
         Section 8.3 of this Loan Agreement.

                 (d) Further Assignments; Acceleration. The Borrower agrees to execute such further assignments and agreements as may be reasonably required by the Lender to assure the effectiveness of this Section 8.2. In the event any governmental agency or authority shall require or commence any proceedings for the seizing or demolishing of any part of the Premises, or shall commence any proceedings to condemn or otherwise take pursuant to the power of eminent domain (or other power) a material portion of the Premises, the Lender may, at its option, declare the Loan to be immediately due and payable in full and apply all or any portion of the eminent domain (or similar) awards or proceeds to the then outstanding balance of the Loan.

         SECTION 8.3 APPLICATION OF INSURANCE PROCEEDS AND CONDEMNATION AWARDS.

                 (a) All proceeds of insurance assigned to the Lender pursuant to Section 8.1 of this Loan Agreement, and all proceeds or awards which may become due by reason of any condemnation or other taking for public use of the whole or any part of the Premises or any rights incident or appurtenant thereto, including, without limitation, the rights of the Borrower under any ground lease, and that have been assigned to the Lender pursuant to Section 8.2 of this Loan Agreement shall be eligible to be applied by the Lender in its sole discretion to the repayment of the Loan; provided, however, that subject to the provisions of this
         Section 8.3, such proceeds shall be held in an Eligible Account and applied to the repair or restoration of the Premises if all of the following conditions are met:

                    (i) there exists no Default Condition or Event of Default;

                  (ii) the Borrower presents sufficient evidence to the Lender that (A) with respect to any casualty loss, there are sufficient funds from the insurance proceeds and from equity funds, if needed, to completely restore or repair the damaged Premises, or (B) with respect to any condemnation award, there are sufficient funds from the condemnation award or proceeds and from equity funds, if needed. to completely restore the Premises to an architectural whole and to pay Operating, Expenses. and (C) the insurance proceeds or condemnation award is less than 20% of the original Loan Amount,

                  (iii) as applicable, all affected non-Local Tenants and 75% of all affected Local Tenants (as determined by square footage) agree in a manner reasonably satisfactory to the Lender that they will continue or extend their interests and arrangements for the contract terms then in effect following the repair, restoration, replacement or rebuilding;

                  (iv) all parties having material operating, management and/or franchise interests in, and arrangements concerning, the Premises agree that they wi 'II continue their interests and arrangements for the contract terms then in effect following the repair, restoration, replacement or rebuilding;

                  (v) the Borrower presents sufficient evidence to the Lender that the Premises will be repaired or restored to an architectural whole two (2) years prior to the maturity date of the Loan;

                  (vi) the Lender will not incur any liability to any other Person as a result of such use or release of proceeds; and

                  (vii) (A) as to any casualty loss, the insurance proceeds shall be held by the Lender and disbursed as repair, restoration, replacement or rebuilding progresses substantially in accordance with the procedures set forth in this Loan Agreement for disbursement from the Replacement Reserve Account; provided, however that insurance proceeds of $50,000.00 or less will be disbursed directly to the Borrower for repair, restoration, replacement or rebuilding and (B) as to any condemnation award, the condemnation award or proceeds shall be held by the Lender and disbursed as repair, restoration, replacement or rebuilding progresses substantially in accordance with the procedures set forth in this Loan Agreement for disbursement from the Replacement Reserve Account.

         (b) If the above-stated conditions are not satisfied within ninety (90) days of loss, then the Lender may, at its option. apply any proceeds in repayment of the amount then outstanding under the Note.

         (c) Upon the completion of any repair, restoration, replacement or rebuilding any remaining proceeds shall be paid to the Lender in repayment of the amount then outstanding under the Note in accordance with the provisions of the Note.

                         ARTICLE IX - GENERAL PROVISIONS

         SECTION 9.1 REMEDIES CUMULATIVE; WAIVERS.

         All remedies of the Lender provided for herein and/or in the other Loan Documents are cumulative and shall be in addition to any and all other rights and remedies provided for or available under the other Loan Documents, at law and/or in equity. The exercise of any right or remedy by the Lender hereunder shall not in any way constitute a cure or waiver of any Default Condition or Event of Default hereunder or under any other Loan Document, or invalidate any act done pursuant to any notice of the occurrence of any Default Condition or Event of Default, or prejudice the Lender in the exercise of any of its rights hereunder or under or any other Loan Document, unless, in the exercise of said rights, the Lender realizes all amounts owed to it under the Loan Documents. No waiver of any Default Condition or Event of Default. hereunder shall be implied from any delay or omission by the Lender to take action on account of such Default Condition or Event of Default, and no express waiver shall affect any Default Condition or Event of Default other than the Default Condition or Event of Default specified in the waiver and it shall be operative only for the time and to the extent therein stated. Waivers of any covenants, terms or conditions contained herein must be in writing and shall not be construed as a waiver of any subsequent failure to observe or comply with the same covenant, term or condition. The consent or approval by the Lender to or of any act by the Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent or similar act.

         SECTION 9.2 BENEFIT.

         This Loan Agreement is made and entered into for the sole protection and benefit of the Lender and the Borrower, their successors and permitted assigns, and no other Person or Persons shall have any right to action hereon or rights to the Loan proceeds at any time, nor shall the Lender owe any duty whatsoever to any claimant for labor performed or material furnished in connection with the construction of the Improvements, or to apply any undisbursed portion of the Loan to the payment of any such claim, or to exercise any right or power of the Lender hereunder or arising from any Default Condition or Event of Default by the Borrower.

         SECTION 9.3 ASSIGNMENT AND ASSUMPTION.

                 (a) The terms hereof shall be binding upon and inure to the benefit of the heirs, successors, assigns, and personal representatives of the parties hereto.

                 (b) The Borrower shall not assign or permit any assumption of this Loan Agreement, any of the other Loan Documents or any of its rights, interests, duties or obligations hereunder or thereunder or any Loan proceeds or other sums to be advanced hereunder in whole or in part without the prior written consent of the Lender (which consent shall not be unreasonably withheld or delayed) and the payment to the Lender of all reasonable and customary expenses incurred by the Lender in connection with any such assignment and/or assumption and of a processing fee (i) with respect to any assignment and/or assumption during the first twelve (12) months of the term of the

         Loan, in an amount equal to 1% of the then outstanding principal amount of the Loan as of the date the Borrower requests the Lender to consent to such assignment or assumption, and (11) with respect to any such assignment and/or assumption thereafter, in an amount equal to $10,000.00; any assignment or assumption (whether voluntary or by operation of law) without said consent shall be void. Without in any way limiting the foregoing, in no event shall the Lender consent to any assignment or assumption during the first twelve (12) months following the date of this Loan Agreement if the consideration paid or to be paid by the assignee or purchaser of the Premises in connection therewith, as determined by the Lender in its reasonable judgment, is less than the appraised value of the Premises used by the Lender in underwriting the Loan. The Borrower shall furnish the Lender at the Borrower's sole cost and expense such information as the Lender shall request in connection with any assignment or assumption, including without limitation, an Appraisal or other evidence satisfactory to the Lender in its reasonable discretion of the value of the Premises as of the date of the assignment and/or assumption. In addition, the assignee or purchaser of the Premises shall be required to assume the Borrower's duties and obligations under this Loan Agreement and shall be required to execute and deliver to the Lender such documents, opinions, certificates and information as the Lender reasonably requires to effectuate such assumption of duties and obligations. No sale, assignment or assumption shall relieve the Borrower of its Obligations under this Loan Agreement or any of the other Loan Documents, unless the Borrower has obtained the prior written consent of the Lender, which consent shall not be unreasonably withheld or delayed.

                  (c) It is expressly recognized and agreed that the Lender may, in its sole discretion, sell, assign, transfer, participate or otherwise convey this Loan Agreement, the Note, the Security Instrument and any other Loan Documents, in whole or in part, to any other Person provided that all of the provisions hereof shall continue in full force and effect and, in the event of such assignment, the Lender shall thereafter be relieved of all liability hereunder and any Loan disbursements made by any assignee shall be deemed made IN pursuance and not in modification hereof and shall be evidenced by the Note and secured by the Security Instrument and any other Loan Documents. It is further expressly recognized that the Lender intends to sell, transfer, deliver and assign the Loan in the secondary mortgage market. By its execution of this Loan Agreement and the other Loan Documents, the Borrower and each Borrower Principal understands and agrees that any Financial Statement, Operating Statement, Rent Roll and other information delivered to the Lender may be delivered to any secondary mortgage market participant in connection with the sale or assignment of the Loan or any security backed by the Loan. In the event of such assignment, the Lender shall thereafter be relieved of all liability hereunder and any Loan disbursements made by any assignee shall be deemed made in pursuance and not in modification hereof and shall be evidenced by the Note and secured by the Security Instrument and the other Loan Documents.

         SECTION 9.4 INFORMATION.

         It is expressly recognized and agreed that the Lender may share any information pertaining to the Loan Documents, the transactions contemplated thereby and the records maintained by the Lender in connection therewith with Washington Mortgage Financial Group, Ltd., including its subsidiaries and any of the other Affiliates of the foregoing and any other Persons which require such information in connection with the sale in the secondary mortgage market of the Loan.

         SECTION 9.5 NONRECOURSE LOAN; EXCEPTIONS.

         The Note provides that the Loan is nonrecourse to the Borrower and each Borrower Principal. except for (a) the lien of the Security Instrument and the other Loan Documents and (b) the exceptions provided for in the Note.

         SECTION 9.6 AMENDMENTS.

         This Loan Agreement shall not be amended except by a written instrument signed by all parties hereto.

         SECTION 9.7 GOVERNING LAW AND JURISDICTION.

         This Loan Agreement and the other Loan Documents and all matters relating thereto shall be governed by and construed and interpreted in accordance with the laws of the State. The Borrower and all of its general partners/members and each Borrower Principal hereby submit to the jurisdiction of the state and federal courts located in the State and agree that the Lender may, at its option. enforce its rights under the Loan Documents in such courts.

         SECTION 9.8 SAVINGS CLAUSE.

         Invalidation of any one or more of the provisions of this Loan Agreement shall in no way affect any of the other provisions hereof, which shall remain in full force and effect.

         SECTION 9.9 EXECUTION IN COUNTERPARTS.

         This Loan Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Loan Agreement, it shall not be necessary to produce or account for more than one such counterpart.

         SECTION 9.10 NOTICES.

         All notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set forth in Exhibit C hereto, (c) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective party at the address set forth in Exhibit C hereto, or at such other address as such party may specify by written notice to the other party hereto. No notice of change of address shall be effective except upon actual receipt. This Section 9.10 shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any Person in any situation or for any reason. In addition to the foregoing, the Lender may, from time to time, specify to the Borrower additional notice parties by providing to the Borrower written notice of the name, address, telephone number and telecopy number of any such additional notice party. Each such additional notice party shall be entitled to receive and/or give any notice required or permitted to be given under this Loan Agreement or any other Loan Document.

         SECTION 9.11 RIGHT OF SET-OFF.

         In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of any Event of Default, the Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held by or owing to the Lender (including, without limitation branches, agencies or Affiliates of the Lender wherever located) to or for the credit or the account of the Borrower against the obligations and liabilities of the Borrower to the Lender hereunder, under the Note or otherwise. irrespective of whether the Lender shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of the Lender subsequent thereto. The Lender agrees to notify the Borrower subsequent to any such set-off or application.

         SECTION 9.12 WRITTEN AGREEMENT.

         (a) THE RIGHTS AND OBLIGATIONS OF THE BORROWER, EACH BORROWER PRINCIPAL AND THE LENDER, AS APPROPRIATE, SHALL BE DETERMINED SOLELY FROM THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND ANY PRIOR OR CONTEMPORANEOUS ORAL OR WRITTEN AGREEMENTS BETWEEN THE LENDER, THE BORROWER AND EACH BORROWER PRINCIPAL CONCERNING THE SUBJECT MATTER HEREOF AND OF THE OTHER LOAN DOCUMENTS ARE SUPERSEDED BY AND MERGED INTO THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         (b) THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY NOT BE VARIED BY ANY ORAL AGREEMENTS OR DISCUSSIONS THAT OCCUR BEFORE, CONTEMPORANEOUSLY WITH, OR SUBSEQUENT TO THE EXECUTION OF THIS LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS.

         (c) THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         SECTION 9.13 WAIVER OF JURY TRIAL.

         THE LENDER, THE BORROWER AND EACH BORROWER PRINCIPAL HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LOAN AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE LENDER, THE BORROWER AND EACH BORROWER PRINCIPAL, AND THE LENDER, THE BORROWER AND EACH BORROWER PRINCIPAL ACKNOWLEDGE THAT NO PERSON ACTING ON BEHALF OF ANOTHER PARTY TO THIS LOAN AGREEMENT HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE LENDER, THE BORROWER AND EACH BORROWER PRINCIPAL FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LOAN AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

                      (SIGNATURES APPEAR ON FOLLOWING PAGE)

         IN WITNESS WHEREOF, the Borrower, each Borrower Principal and the Lender have executed this Loan Agreement as of the above- written date.

                                     THE GAUNTLET AT CURTIS PARK, INC., a
                                     Virginia corporation

                                     By: /S/ Clifford F. Bagnall        (SEAL)
                                        --------------------------------
                                        Name:  Clifford F. Bagnall
                                        Title: Vice President

                                     BORROWER PRINCIPALS:
                                       Brassie Golf Corporation,
                                       A Delaware Corporation

                                         /S/ Clifford F. Bagnall        (SEAL)
                                     -----------------------------------
                                     Name:  Clifford F. Bagnall
                                            its Chief Operating Officer

                                                                        (SEAL)
                                     ------------------------------------
                                     Name:

                                                                        (SEAL)
                                     ------------------------------------
                                     Name:

                                     LENDER:

                                     WASHINGTON MORTGAGE FINANCIAL
                                     GROUP, LTD., a Virginia corporation



                                     By: /S/ Molly Jo Battenfield       (SEAL)
                                        ---------------------------------
                                        Molly Jo Battenfield
                                        Assistant Vice President

                                    EXHIBIT A

                                EQUITY INTERESTS


Borrower:         The Gauntlet at Curtis Park, Inc., a Virginia corporation

                  Sole Shareholder: Brassie Golf Corporation, a Delaware corporation

Each Borrower Principal which is not an Individual:

                  Brassie Golf Corporation, a Delaware corporation




                                    EXHIBIT A

                                    EXHIBIT B

           IMMEDIATE REPAIRS, REPLACEMENTS, INITIAL RESERVE DEPOSITS
                          AND MONTHLY RESERVE DEPOSITS



Immediate Repairs                                                 Estimated Cost
----------------                                                  --------------
                                                                      $19,750.00




Replacements                                                      Estimated Cost
------------                                                      --------------

See attached Schedule 1






Initial Reserve Deposits
------------------------

         Initial Reserve Deposit to the Repair Escrow
         Account 125% of the aggregate estimated cost
         of Immediate Repairs shown above):                          $24,688.00.

         Initial Reserve Deposit to the Replacement
         Reserve Account:                                            $
                                                                      ---------.
         Initial Reserve Deposit to the Tax and
         Insurance Reserve Account:                                  $
                                                                      ---------.

Monthly Reserve Deposits
------------------------

         Monthly Reserve Deposits to the Replacement Reserve Account shall be in an amount equal to $5,331.03 per month, as such amount may be adjusted from time to time in accordance with the terms of this Loan Agreement, including without limitation, the Program Rider.

         Monthly Reserve Deposits to the Tax and Insurance Reserve Account shall be in an amount equal to (a) the sum of (i) the aggregate anticipated annual premiums for all


                                   EXHIBIT B
         insurance policies required to be maintained pursuant to this Loan Agreement due in the coming year. (11) the sum of the anticipated annual real property taxes, personal property taxes, intangibles taxes and assessment for the Premises due in the coming year, (111) the sum of anticipated annual water and sewer assessments and frontage charges for the Premises due in the coming year, and (iv) the sum of all other anticipated assessments and charges against the Premises due in the coming year, divided by (b) twelve (12).




                                    EXHIBIT B

                                    EXHIBIT C

                              ADDRESSES FOR NOTICE


if to the Borrower:                 The Gauntlet at Curtis Park, Inc.
                                    18 Fairway Drive
                                    Fredericksburg, Virginia 22406



if to the Lender:                   Washington Mortgage Financial Group, Ltd.
                                    1593 Spring Hill Road, Suite 400
                                    Vienna, Virginia 22182
                                    Attn:  Molly Jo Battenfield
                                    Telephone: 703/610-1446
                                    Telecopy:          703/610-1401

with copies to:                     Powell, Goldstein, Frazer & Murphy LLP
                                    1001 Pennsylvania Avenue, N.W.
                                    Suite 600
                                    Washington, D.C. 20004
                                    Attention: Ronald S. Gart, Esq.
                                    Telephone: 202/624-3944
                                    Telecopy: 202/624-7222

                                    EXHIBIT C

                                    EXHIBIT D

                                  PROGRAM RIDER

         1. Definitions. The following capitalized terms shall supplement any definition of such capitalized terms set forth in the Loan Agreement:

                  (a) Operating Expenses. In addition to all operating expenses included in the definition to the Loan Agreement, the term "Operating Expenses" shall also include, without limitation, all fees, costs and expenses related to golf course ownership, ground rent. management and operations, including, without limitation, expenses incurred IN connection with the production of income at the Premises, including without limitation, improvements, food, beverages, telephones and other income.

                  (b) Operating Income. In addition to all Operating Income described in the definitions to the Loan Agreement, Operating Income shall also include, without limitation, all revenues from concessions, sale of merchandise, golf carts, golf club and other personal property rental, all rents and revenues, and all departmental and ancillary services revenues, including without limitation, food and beverage revenues, telephone revenues, television revenues, vending machine sales, rents and other income from all sources.

         2. Representations and Warranties of the Borrower. To induce the Lender to enter into this Loan Agreement and to make the Loan, the Borrower hereby represents and warrants to the Lender on the Closing Date as follows:

                  (a) The Premises. All facilities and amenities relating to the operation of the golf course as presently constructed and operated are located on the Premises.

                  (b) Licenses. The Borrower has all licenses, permits, certificates and/or privileges necessary for the ownership or operation of the Premises as presently constructed and operated and has delivered certified copies of all of the foregoing to Lender.

         3. Affirmative Covenants of the Borrower. During any period in which the Loan is outstanding, the Borrower agrees that it will:

                  (a) Lessee Information. Submit to the Lender when requested by the Lender, all information on monthly operation of the Premises, which information shall include a Certification thereof.


                  (C) Management Company Estoppel Certificates. Furnish to the Lender when requested by the Lender, Estoppel Certificates executed by the manager for such tenants of any portion of the Premises as the Lender may require.


                                    EXHIBIT D

         4. Negative Covenants of the Borrower. During any period in which the Loan is outstanding, the Borrower agrees that it will not:

                  (a) Agreements, Licenses and Permits. Allow any default under or a breach, withdrawal, cancellation, rescission, termination, alteration or modification of any rental agreement, sales contract, management contract, construction contract, technical service agreement or other contract or agreement, or any license, permit, certificate or privilege affecting the Premises.

                  (b) Management Fees. Pay or allow to be paid incentive management fees.

                  (c) Leases. The Borrower shall not enter into, default under, breach, withdraw, cancel, rescind, terminate, alter or modify any lease of, or other agreement regarding, any portion of the Premises without the Lender's prior written approval, unless such lease (i) is on a form previously approved by the Lender, (ii) provides for terms in conformity with local conditions, (iii) together with the tenant's proposed use of the space leased, conforms with applicable laws and the covenants and agreements set forth in the Loan Documents, including but not limited to those relating to Hazardous Materials and specifically references such covenants relating to Hazardous Materials, and (iv) does not for any purchase option, right of first offer or refusal or similar right relating to all or any portion of the Premises.

         5. Event of Default. In addition to any Events of Default set forth in the Loan Agreement or any of the other Loan Documents, any default under, breach of or failure by the Borrower to perform its obligations under the ground lease (as defined in the Security Instrument, the "Ground Lease") or any termination, cancellation, rescission or revocation of the Ground Lease shall be an Event of Default under the Loan Agreement and the other Loan Documents.

         6. Operating Agreements and Management Contracts. The Borrower has furnished to the Lender photocopies of all material Operating Agreements and Management Contracts entered into with the Borrower, and all amendments, supplements and modifications thereto. With respect to each such Operating Agreement and Management Contract, (i) such Operating Agreement and Management Contract is or will be at the time of execution and delivery thereof valid and binding on the parties thereto and in full force and effect, (ii) no default has occurred or is continuing under the terms thereof, and no event has occurred which, with the giving of notice or the lapse of time. or both, would constitute a default thereunder, and no party thereto has attempted or threatened to terminate any such Operating Agreement and Management Contracts, (iii) the Borrower has not made any previous assignment of the Operating Agreements and Management Contracts to any Person, except as security for loans and other financial accommodations, if any, which are to be paid with the proceeds of the Loan and are to be terminated promptly following the Closing Date, and (iv) no financing statement covering any of the Operating Agreements and Management Contracts is on file in any public office, except for those financing statements relating to loans and other financial accommodations which are to be pal 'd with the proceeds of the Loan and are to be terminated promptly following the Closing Date.

                                    EXHIBIT D

         7. Conduct of Business and Compliance with Laws. The Borrower shall do or cause to be done all things necessary to obtain. enter into, preserve and keep in full force and effect its existence and material rights and, if appropriate, construction permits and all material Licenses, Participation Agreements, and Operating Agreements and Management Contracts which are necessary for its business and the operation of the Premises as a golf course, and (ii) engage in and continue to engage only in the business of owning and operating a golf course and related services

         8. Compliance with the Ground Lease. The Borrower shall promptly and faithfully keep and perform, or cause to be kept and performed in all respects, all the terms, covenants and conditions required to be performed and observed by the Borrower lessee under the Ground Lease within the period (exclusive of any grace or cure periods) provided in the Ground Lease, and will not do or permit anything to be done which will impair or tend to impair the security of the Security Instrument or the Borrower's rights under the Ground Lease which would be grounds for declaring a default, forfeiture, cancellation or termination of the Ground Lease.

         9. Default or Notice of Default Under the Lease. The Borrower shall give prompt written notice to the Lender of any default by the Borrower in its performance of its obligations under the Ground Lease and shall promptly forward to the Lender copies of any notices which the Borrower receives from the lessor claiming any default by the Borrower in complying with the obligations under the Ground Lease.

         10. Estoppel Certificates of the Lessor. If requested by the Lender, the Borrower will use all reasonable efforts to obtain estoppel certificates from the lessor stating (a) that the Ground Lease is unmodified and in full force and effect, or, in the event the Ground Lease has been modified, the nature of such modification, (b) that the Borrower is not in default in its performance of its obligations under the Ground Lease, or, in the event the Borrower is in default, the nature of such default, and (c) the last date on which the rent was paid and the amount of such payment.

         11. Proof of Payments Required to be Made Under the Lease. When requested by the Lender, the Borrower will promptly furnish proof of payment of all items which the Borrower is obligated to pay pursuant to the terms of the Ground Lease.

         12. Cure of Defaults. In the event the Borrower shall fail to pay any installment of rent or additional rent reserved under the Ground Lease, or TO make any other payment required to be paid by the Borrower, as lessee under the Ground Lease, at the time and in the manner provided in the Ground Lease. or if the Borrower shall fail to perform or observe any other term, covenant. condition, or obligation required to be performed or observed by the Borrower under the Ground Lease, without waiving or releasing the Borrower from any of its obligations, the Lender shall have the right, but shall be under no obligation, to pay any such installment of rent or additional rent, or other payment, and may perform any other act or take such action as may be appropriate to cause such other term, covenant, condition, or obligation to be promptly performed or observed on behalf of the Borrower, to the end that the Borrower's rights, in, to and under the Ground Lease shall be kept unimpaired and free from default. The Borrower shall permit the Lender to enter upon the Premises with or without notice and to do anything thereon

                                   EXHIBIT D
or thereto which the Lender shall deem necessary or prudent for such purpose.

         13. Execution of Documents; Power of Attorney. The Borrower shall execute and deliver on request of the Beneficiary such instruments as the Beneficiary may deem useful or required to permit the Beneficiary to cure any defaults under the Ground Lease, or permit the Beneficiary to take such other action as the Lender considers desirable to cure or remedy the default and preserve the interest of the Borrower in the Premises. If the Borrower falls to execute and deliver to the Lender, any such instruments within five (5) calendar days after written request from the Lender the Borrower shall, and hereby does, irrevocably constitute and appoint the Lender, or any officer of the Lender, as the Borrower's true and lawful attorney IN fact. with full power of substitution, to effect the execution and deliverance of any and all such instruments on behalf of the Borrower and in the Borrower's name.

         14. Amendments and Modifications. The Borrower shall not, and hereby releases, relinquishes and surrenders unto the Lender all of its rights, power and authority to, cancel, surrender, amend, modify or alter the Ground Lease, without prior written authority and consent of the Lender. The Borrower further shall not cancel the automatic renewals of the Ground Lease, if any, without the prior written approval of the Lender (b) if the Ground Lease so allows, shall promptly renew the Ground Lease in accordance with the provisions set forth therein, (c) shall exercise all renewal options and options to purchase, if any, contained in the Ground Lease, and (d) shall, if a voluntary or involuntary petition under the United States Bankruptcy Code, as amended, is filed by or against the lessor, under Section 365(h) of the United States Bankruptcy Code, as amended, elect to remain in possession of the Premises and not treat the Ground lease as terminated. The Borrower hereby irrevocably constitutes and appoints the Lender, or any officer of the Lender, as the Borrower's true and lawful attorney in fact, with full power of substitution, to exercise of the aforementioned options and rights on behalf of the Borrower and in the Borrower's name.

         15. Sublease; Assignment. The Borrower will not sublease, assign or grant licenses with respect to any of the property subject to the Ground Lease without the prior written consent of the Lender.

         16. Notice of Remedial Proceeding. The Borrower shall give immediate written notice to the Lender of the commencement of any remedial proceedings under the Ground Lease by any party thereto and, if required by the Lender, shall permit the Lender, as the Borrower's attorney-in-fact, to control and act for the Borrower in any such remedial proceedings and shall within thirty (30) calendar days after request by the Lender obtain from the lessor and deliver to the Lender the lessor's estoppel certificate required thereunder, if any.

         17. Non-Merger of Estates. The Borrower covenants and agrees that there shall not be a merger of the Ground Lease, or of the leasehold estate created thereby, with the fee estate or another leasehold estate covered by the Ground Lease by reason of said leasehold estate or said fee estate, or any part of either, coming into common ownership, unless the Lender shall consent in writing to such merger, if the Borrower shall acquire such fee or other leasehold estate, then the Security Instrument shall simultaneously and without further action be spread so as to become a lien on such, fee or other leasehold estate.

                                   EXHIBIT D

         18. Warranties and Representations. The Borrower represents and warrants that: (1) the Ground Lease is in full force and effect and a true and complete copy of the Ground Lease (including any amendments or side letters relating thereto) has been deposited with the Lender; (11) there are no existing defaults under the provisions of the Ground Lease or in the performance of any of the terms, covenants or conditions and warranties thereof; and (iii) all rents (including additional rents) and other charges reserved in the Ground Lease have been paid to the extent they were payable prior to the date hereof.

         19. Warranty of Title. The Borrower is lawfully seized of a leasehold estate in the Premises, free and clear of all liens and encumbrances, and subject only to those liens and encumbrances, easements, rights-of-way, covenants, agreements, restrictions and conditions of record described on the title insurance policy issued on the date hereof. The Borrower has the right and power to convey the Premises, hereby warrants generally the same, and covenants to execute such further assurances thereof as may be requisite. The Borrower covenants that the lien created hereby is and will be maintained as a first leasehold lien upon the Premises and every part thereof.

         20. Covenants Binding on the Leasehold Estate. All covenants hereof shall run with the leasehold estate until payment in full of all amounts owed by the Borrower under or otherwise secured by any of the Loan Documents.

         21. Notice of Lessor's Default. The Borrower shall promptly notify the Lender in writing of any default by the lessor in the performance or observance of any of the terms, covenants or conditions of the Ground Lease to be performed by the lessor.

         22. Option of Beneficiary. If there shall be filed by or against the Borrower a petition under the United States Bankruptcy Code, as amended, and the Borrower, as lessee under the Ground Lease, shall determine to reject the Ground Lease pursuant to Section 365(a) of the United States Bankruptcy Code, as amended the Borrower shall give the Lender not less than ten (10) banking days' prior written notice of the date on which the Borrower shall apply to the Bankruptcy Court for authority to reject the Ground Lease. The Lender shall have the right, but not the obligation, to serve upon the Borrower within such ten
(10) banking day period a notice stating that (a) the Lender demands that the Borrower, as debtor- in-possession, or the Borrower's trustee assume and then assign the Ground Lease to the Lender pursuant to Section 365 of the United States Bankruptcy Code, as amended, and (b) the Lender covenants to cure or provide adequate assurance of prompt cure of all defaults and provide adequate assurance of future performance under the Ground Lease. If the Lender serves upon the Borrower the notice described in the preceding sentence, the Borrower shall not seek to reject the Ground Lease but shall instead comply with the demand provided for in clause (a) of the preceding sentence within thirty (30) calendar days after the notice shall have been given, subject to the performance by the Lender of the covenant provided for in clause (b) of the preceding sentence.

         23. Default under the Ground Lease. A default in the payment of any rent, additional rent or any payment due under the Ground Lease, when and as the same are due and payable or a failure or default in the performance or observance of any of the terms, conditions, covenants or


                                   EXHIBIT D
agreements set forth in the Ground Lease, or the occurrence of any event which with the giving, of notice, the passage of time or both would constitute a default under the Ground Lease, or the receipt of notice by the Borrower that the Ground Lease will be or has been terminated, or any assignment, subletting or termination of the Ground Lease, without the prior written consent of the Lender.

                                    EXHIBIT D